       As filed with the Securities and Exchange Commission on January 15, 1999


                       Registration Nos. 33-51268 and 811-7134

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.                                              []
                                  ---
     Post-Effective Amendment No.  11                                       [ x]
                                  ---


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.  12                                                       [x]
                    --

                           (Check appropriate box or boxes)

               Separate Account II of Integrity Life Insurance Company
                              (Exact Name of Registrant)

                           Integrity Life Insurance Company
                                 (Name of Depositor)

                     515 West Market Street, Louisville, KY 40202
          (Address of Depositor's Principal Executive Offices)  (Zip Code)
         Depositor's Telephone Number, including Area Code  (502) 582-7900
                                                            --------------

                                   Kevin L. Howard
                           Integrity Life Insurance Company
                                515 West Market Street
                             Louisville, Kentucky  40202
                       (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)


     / /  immediately upon filing pursuant to paragraph (b) of Rule 485


     / /  on (date) pursuant to paragraph (b) of Rule 485

     / /  60 days after filing pursuant to paragraph (a)(1) of Rule 485


     /x/  on April 5, 1999 pursuant to paragraph (a)(1) of Rule 485


     / /  75 days after filing pursuant to paragraph (a)(2) of Rule 485

     / /  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
                                      PINNACLE
                         FLEXIBLE PREMIUM VARIABLE ANNUITY
                     issued by INTEGRITY LIFE INSURANCE COMPANY




This prospectus describes a flexible premium variable annuity offered by Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc. The contracts offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Two separate accounts, Separate Account II and Separate Account Ten, fund the Variable Annuity contracts. You may allocate contributions to various available investment divisions of our Separate Accounts, called Variable Account Options, or to our Fixed Accounts, or both. The Variable Account Options and Fixed Account Options are together referred to as INVESTMENT OPTIONS.



Your contributions to the Variable Account Options of Separate Account II are invested in shares of the portfolios of the following Funds: BT Insurance Funds Trust; Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III), part of the Fidelity Investments-Registered Trademark- group of companies; The Legends Fund, Inc.; Janus Aspen Series; J.P. Morgan Series Trust II; and Morgan Stanley Universal Funds, Inc. The value of your contributions to the Variable Account Options reflects the performance of the Funds' portfolios. The prospectuses for the Funds describe the investment objectives, policies and risks of each of the Funds' portfolios. There are 21 Variable Account Options available under Separate Account II:


                                   BT FUNDS TRUST
                    EAFE-Registered Trademark- Equity Index Fund
                               Equity 500 Index Fund
                                Small Cap Index Fund

                                FIDELITY'S VIP FUNDS
                            VIP Equity-Income Portfolio
                            VIP II Contrafund Portfolio
                         VIP III Growth & Income Portfolio
                       VIP III Growth Opportunities Portfolio

                                 JANUS ASPEN SERIES
                     Janus Aspen Capital Appreciation Portfolio
                           Janus Aspen Balanced Portfolio
                       Janus Aspen Worldwide Growth Portfolio
                         Janus Aspen Money Market Portfolio

                                 J.P. MORGAN SERIES
                 J.P. Morgan International Opportunities Portfolio
                             J.P. Morgan Bond Portfolio

                                    LEGENDS FUND
              Harris Bretall Sullivan & Smith Equity Growth Portfolio
                          Zweig Asset Allocation Portfolio

                         Zweig Equity (Small Cap) Portfolio
                           Scudder Kemper Value Portfolio


                           MORGAN STANLEY UNIVERSAL FUNDS
                       Morgan Stanley Asian Equity Portfolio
                   Morgan Stanley Emerging Markets Debt Portfolio
                        Morgan Stanley High Yield Portfolio
                     Morgan Stanley U.S. Real Estate Portfolio


WE CAN'T GUARANTEE THAT THE JANUS MONEY MARKET PORTFOLIO WILL MEET ITS INVESTMENT GOAL OR BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



Contributions to Separate Account Ten are allocated to its Select Ten Plus Division March, Select Ten Plus Division June, Select Ten Plus Division September, or Select Ten Plus Division December, which invest directly in securities. Part I of this prospectus describes the contract and provides background information about the Separate Accounts. Part II of this prospectus (beginning on page 51) provides information about the investment activities and operations of the Divisions, including their investment policies.



We offer Guaranteed Rate Options (GROs) and a Systematic Transfer Option (STO), referred to as FIXED ACCOUNTS. The money you put into a GRO earns a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your minimum value under a GRO Account can't be decreased below an amount equal to your contribution plus interest compounded at an annual effective rate of 3%. Withdrawal charges and an annual administrative charge may apply, and may invade principal. Your allocation to the STO earns a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.



This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current Fund prospectuses, which you should also read.



For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. Our express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call the following toll-free number: 1-800-325-8583.



Registration statements relating to the contracts, which include a Statement of Additional Information dated May 1, 1998, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI follows the table of contents for this prospectus.



*NOTE: CONTRACTS ISSUED IN THE STATE OF OREGON WILL BE SINGLE PREMIUM VARIABLE ANNUITIES RATHER THAN FLEXIBLE PREMIUM VARIABLE ANNUITIES. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR OREGON.

THE CONTRACTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC. THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CONTRACTS OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is May 1, 1999.

                                  TABLE OF CONTENTS


PART I                                                              PAGE
SECTION 1 - SUMMARY

Your Variable Annuity Contract . . . . . . . . . . . . . . . . . . . .
Your Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Your Contract is Taxed . . . . . . . . . . . . . . . . . . . . . .
Your Contributions . . . . . . . . . . . . . . . . . . . . . . . . . .
Your Investment Options. . . . . . . . . . . . . . . . . . . . . . . .
Variable Account Options . . . . . . . . . . . . . . . . . . . . . . .
Account Value, Adjusted Account Value and Cash Value . . . . . . . . .
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Charges and Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Your Initial Right to Revoke . . . . . . . . . . . . . . . . . . . . .
Table of Annual Fees and Expenses. . . . . . . . . . . . . . . . . . .
Financial Information. . . . . . . . . . . . . . . . . . . . . . . . .
SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

Integrity Life Insurance Company . . . . . . . . . . . . . . . . . . .
The Separate Accounts and the Variable Account Options . . . . . . . .
Assets of Our Separate Accounts. . . . . . . . . . . . . . . . . . . .
Changes In How We Operate. . . . . . . . . . . . . . . . . . . . . . .
SECTION 3 - YOUR INVESTMENT OPTIONS

The Legends Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .
     The Legends Fund's Investment Adviser and Sub-Advisers. . . . . .
     Investment Objectives of the Portfolios . . . . . . . . . . . . .
BT Insurance Funds Trust . . . . . . . . . . . . . . . . . . . . . . .
     The Bankers Trust Funds' Investment Adviser . . . . . . . . . . .
     Investment Objectives of the Portfolios . . . . . . . . . . . . .
Fidelity Variable Insurance Products Funds . . . . . . . . . . . . . .
     Fidelity's VIP Funds' Investment Adviser. . . . . . . . . . . . .
     Investment Objectives of the Portfolios . . . . . . . . . . . . .
Janus Aspen Series . . . . . . . . . . . . . . . . . . . . . . . . . .
     Janus Aspen Series= Investment Adviser. . . . . . . . . . . . . .
     Investment Objectives of the Portfolios . . . . . . . . . . . . .
J.P. Morgan Series Trust II. . . . . . . . . . . . . . . . . . . . . .
     The J.P. Morgan Series= Investment Adviser. . . . . . . . . . . .
     Investment Objectives of the Portfolios . . . . . . . . . . . . .
Morgan Stanley Universal Funds, Inc. . . . . . . . . . . . . . . . . .
     The Morgan Stanley Universal Funds' Investment Advisers . . . . .
     Investment Objectives of the Portfolios . . . . . . . . . . . . .
The Select Ten Plus Divisions of Separate Account Ten. . . . . . . . .
Fixed Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Guaranteed Rate Options . . . . . . . . . . . . . . . . . . . . .
        Renewals of GRO Accounts . . . . . . . . . . . . . . . . . . .
        Market Value Adjustments . . . . . . . . . . . . . . . . . . .
     Systematic Transfer Option. . . . . . . . . . . . . . . . . . . .

                                                                    PAGE
SECTION 4 - DEDUCTIONS AND CHARGES

Separate Account Charges . . . . . . . . . . . . . . . . . . . . . . .
Annual Administrative Charge . . . . . . . . . . . . . . . . . . . . .
Reduction or Elimination of Separate Account
  or Administrative Charges. . . . . . . . . . . . . . . . . . . . . .
Fund and Division Charges. . . . . . . . . . . . . . . . . . . . . . .
State Premium Tax Deduction. . . . . . . . . . . . . . . . . . . . . .
Contingent Withdrawal Charge . . . . . . . . . . . . . . . . . . . . .
Reduction or Elimination of the Contingent Withdrawal Charge . . . . .
Transfer Charge. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Hardship Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Tax Reserve. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
SECTION 5 - TERMS OF PINNACLE YOUR VARIABLE ANNUITY

Contributions Under Your Contract. . . . . . . . . . . . . . . . . . .
Your Account Value . . . . . . . . . . . . . . . . . . . . . . . . . .
Your Purchase of Units in Our Separate Accounts. . . . . . . . . . . .
How We Determine Unit Value. . . . . . . . . . . . . . . . . . . . . .
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Death Benefits and Similar Benefit Distributions . . . . . . . . . . .
Annuity Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .
Annuities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . . .
Timing of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . .
How You Make Requests and Give Instructions. . . . . . . . . . . . . .
SECTION 6 - VOTING RIGHTS

Fund Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . .
How We Determine Your Voting Shares. . . . . . . . . . . . . . . . . .
How Fund Shares Are Voted. . . . . . . . . . . . . . . . . . . . . . .
How Separate Account Ten Interests Are Voted . . . . . . . . . . . . .
Separate Account Voting Rights . . . . . . . . . . . . . . . . . . . .
SECTION 7 - TAX ASPECTS OF THE CONTRACTS

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Tax Status of Integrity. . . . . . . . . . . . . . . . . . . . . . . .
Your Contract is an Annuity. . . . . . . . . . . . . . . . . . . . . .
Taxation of Annuities Generally. . . . . . . . . . . . . . . . . . . .
Distribution-at-Death Rules. . . . . . . . . . . . . . . . . . . . . .
Diversification Standards. . . . . . . . . . . . . . . . . . . . . . .

                                                                    PAGE
Distributions Under Tax-Favored Retirement Programs. . . . . . . . . .
Federal and State Income Tax Withholding . . . . . . . . . . . . . . .
Impact of Taxes on Integrity . . . . . . . . . . . . . . . . . . . . .
Transfers Among Investment Options . . . . . . . . . . . . . . . . . .

SECTION 8 - ADDITIONAL INFORMATION

Systematic Withdrawals . . . . . . . . . . . . . . . . . . . . . . . .
Income Plus Withdrawal Program . . . . . . . . . . . . . . . . . . . .
Dollar Cost Averaging. . . . . . . . . . . . . . . . . . . . . . . . .
Systematic Transfer Program. . . . . . . . . . . . . . . . . . . . . .
Customized Asset Rebalancing . . . . . . . . . . . . . . . . . . . . .
Asset Allocation and Rebalancing Program . . . . . . . . . . . . . . .
Systematic Contributions . . . . . . . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . . . . . . .
SECTION 9 - PRIOR CONTRACTS

Death Benefit Information for Contacts Issued Prior to
  January 1, 1997. . . . . . . . . . . . . . . . . . . . . . . . . . .
Reduction in Charges . . . . . . . . . . . . . . . . . . . . . . . . .
Contingent Withdrawal Charge . . . . . . . . . . . . . . . . . . . . .
Retirement Date. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Contracts Issued to Oregon Residents . . . . . . . . . . . . . . . . .
Callan Asset and Rebalancing Program . . . . . . . . . . . . . . . . .
Hardship Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . .

PART II

SECTION 1 - THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

The Divisions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Strategy. . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies. . . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . . . . . . .
Standardized Performance Data. . . . . . . . . . . . . . . . . . . . .
Non-Standardized Performance Data. . . . . . . . . . . . . . . . . . .
Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .
SECTION 2 - MANAGEMENT OF SEPARATE ACCOUNT TEN

Board of Managers of Separate Account Ten. . . . . . . . . . . . . . .
The Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . .
The Sub-Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX A  -  ILLUSTRATION OF A MARKET VALUE ADJUSTMENT . . . . . . .

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SAI TABLE OF CONTENTS


Part 1 -  Integrity and Custodian
Part 2 -  Distribution of the Contracts
Part 3 -  Investment Restrictions and Policies of the Select Ten Plus Divisions
Part 4 -  Management of Separate Account Ten
Part 5 -  Portfolio Transactions and Brokerage
Part 6 -  Performance Information
Part 7 -  Determination of Accumulation Unit Values
Part 8 -  Determination of Annuity Unit Values
Part 9 -  Tax Favored Retirement Programs
Part 10 -  Financial Statements


If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY  40201-0074
ATTN: Request for SAI of Separate Account II (Pinnacle) and Separate Account Ten

Name:     _____________________________________________

Address:  _____________________________________________

City: ______________ State: ________ Zip: _____________

                                        PART I

SECTION I - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

When this prospectus uses the terms "we," "our" and "us," it means Integrity Life Insurance Company. When it uses the terms "you" and "your" it means the Annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the Owner of the contract. If the Annuitant doesn't own the contract, the Owner has all the rights under the contract until annuity payments begin. If there are Joint Owners, they share the contract rights and any changes or transactions must signed by both of them. The death of the first Joint Owner to die will determine distribution.

If you want to invest for retirement by buying a Pinnacle Variable Annuity contract, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, your future contributions can be any amount you choose, as long as it's above the minimum required contribution, discussed below.

The latest your endowment or "retirement" date can be is your 98th birthday, unless your state law requires it to be a different date, or unless you specify another date.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part I, Section 7, "Tax Aspects of the Contracts" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your investment won't be considered part of your taxable income until you withdraw it.

YOUR CONTRIBUTIONS

The minimum initial contribution must be at least $1,000 ($3,000 in South Carolina and Pennsylvania). Contributions after your initial one can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see Part I, Section 5, "Contributions Under Your Contract."

YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or in the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine different Investment Options at any one time. See "Contributions Under Your Contract" in Part I,
Section 5. The effective dates of contributions to the Select Ten Plus Divisions are subject to special rules. See "Investment Strategy" in Part II,
Section 1. To select Investment Options that most closely reflect your investment goals, see "Your Investment Options" in Part I, Section 3.

VARIABLE ACCOUNT OPTIONS

Each of the Variable Account Options, except the Select Ten Plus Divisions, invests in shares of investment portfolios of mutual funds. Each investment portfolio is referred to as a PORTFOLIO. The investment goals of each Variable Account Option are the same as the Portfolio in which it's invested. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in GROWTH Portfolios. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Fund, see that Fund's prospectus and Statement of Additional Information. The Select Ten Plus Divisions invest directly in securities. For a full description of the Select Ten Plus Divisions, see Part II.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the values of your Fixed Accounts and Variable Account Options added together. Your ADJUSTED ACCOUNT VALUE is your Account Value increased or decreased by any MARKET VALUE ADJUSTMENT. Your Account Value can never be decreased below the Minimum Value. You'll find a discussion of Market Value Adjustment in the Guaranteed Rate Options paragraph of Section 3, "Your Investment Options." Your Cash Value is your ADJUSTED ACCOUNT VALUE reduced by any withdrawal charges or pro rata annual administrative charges that may apply. Fees and charges are discussed in more detail in the "Charges and Fees" section below.

TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although there are some restriction that apply. You can find these under "Transfers" in Part I, Section 5. Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs:
(i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Asset Allocation and Rebalancing, or (iv) transfer of your STO contributions. All of these programs are discussed in Part I, Section 8. If you make more than twelve transfers between your Investment Options in one calendar year, your account can be charged up to $20 for each transfer.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.35% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charges will never be greater than this. For more information about the account charges, see Part I, Section 4, "Deductions and Charges."

Investment management fees and other expenses are deducted from amounts Separate Account II invests in the Funds. The advisory fees of a Fund or Division can't be increased without the consent of its shareholders. See "Table of Annual Fees and Expenses" below and the discussions about the fees of various investment advisers and sub-advisers in Part I, Section 3.

WITHDRAWALS

You may make any number of withdrawals as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 10% of your account value each year with no withdrawal charges. After the first 10%, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. See Part I, Section 4, "Contingent Withdrawal Charges" and Part I, Section 5, "Withdrawals."

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. The ten-day period may be extended as required by law in some states. If you cancel your contract, we'll return your entire contribution, with adjustments made for any investment gain or loss experienced by the Variable Account Options from the date you purchased it until the date we receive your cancelled contract, along with any charges deducted. If your state requires, upon cancellation we'll return your contribution without any adjustments. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS, AND PERFORMANCE

VARIABLE ANNUITY INVESTMENT OBJECTIVES/GOALS

The investment goals of the Pinnacle Flexible Premium Variable Annuity are protecting your investment, building for retirement and providing current income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield and total return of the Investment Options, may appear in advertisements or sales literature. This performance data is based only on the performance of a hypothetical investment in that Option during the particular period of time on which the calculations are based. Performance information should be considered in light of investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time frame, and it shouldn't be considered a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return information reflects changes in Fund share price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period shown. Total returns may also be shown that don't take into account the contingent withdrawal charge or the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.

CUMULATIVE TOTAL RETURNS show an Investment Option's performance over a specific period of time, usually several years. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.

Some Investment Options may also advertise YIELD, which shows the income generated by an investment in that particular Option over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses or the contingent withdrawal charge that may apply if you withdraw your money at the end of the hypothetical time period.

The Janus Aspen Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in that Option over a specified seven-day period. Effective yield is calculated in a similar manner, except that it assumes that the income earned is reinvested, and the income on the reinvested amount is included. The J.P. Morgan Bond Option may advertise a 30-day yield, which reflects the income generated by an investment in that Option over a specified 30-day period.

For a detailed description of the methods used to determine the yield and total return for the Variable Account Options, see the Statement of Additional Information.

In Part II of this prospectus, there is a table showing what the performance of the strategy for the Select Ten Plus Divisions would have been relative to the Dow Jones Industrial Average for the last 25 years. The information is historical and reflects a hypothetical investment, and shouldn't be used as an indicator of future performance. In some years, the strategy outperformed the Dow Jones index, and in some years, it didn't. The performance of this strategy depends both on stock prices, which will fluctuate, and dividend payments, which may increase, decrease or be eliminated. There are no guarantees that this strategy will outperform the Dow Jones Industrial average over any given period of time.

RISKS

An investment in any of the Investment Options or in the Select Ten Plus Division carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Investment Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

There are certain risks that are specific to certain industries or market sectors. Examples of this are industries that are highly regulated and could experience declines due to burdensome regulations, and industries such as the tobacco industry that are the subject of lawsuits and governmental scrutiny. Some issuers of stock refine, market and transport oil and related petroleum products. These companies face the risks of price and availability of oil, the level of demand for the products, refinery capacity and operating costs, the cost of financing the exploration for oil and the increasing expenses necessary to comply with environmental and other energy related regulations. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have a negative impact on the petroleum and natural gas industries.

The Select Ten Plus Divisions are non-diversified, which means that they invest a large amount of their assets in a very small number of issuers. As a result, an investment in a Division may experience more fluctuations in value than an investment in a diversified Investment Option. In addition, a Division may be concentrated in one or more market sector. Concentration may involve addition risk because of the decreased diversification of economic, financial and market risks.

Some of the Investment Options invest in securities of foreign countries. These investments carry risks associated with instability of the economy and the government of certain foreign nations.

YEAR 2000

Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year 2000 as 1900. This could cause many programs to malfunction. Integrity is evaluating, on an ongoing basis, its computer systems and the systems of other companies on which we rely, to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on our business operations. While we've been working very hard to make sure that this process will be problem-free, we can't guarantee that there won't be some Year 2000 problems experienced by our systems and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems.

TABLE OF ANNUAL FEES AND EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES

     Sales Load on Purchases . . . . . . . . . . . . . . . . . . . . $0
     Deferred Sales Load (1) . . . . . . . . . . . . . . . . 8% Maximum
     Exchange Fee (2). . . . . . . . . . . . . . . . . . . . . . . . $0
     Annual Administrative Charge (3). . . . . . . . . . . . . . . . $30

ANNUAL EXPENSES OF THE SEPARATE ACCOUNTS
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (4)

     Mortality and Expense Risk Charge . . . . . . . . . . . . . . . 1.20%
     Administrative Expenses . . . . . . . . . . . . . . . . . . . .  .15%
                                                                     -----
     Total Separate Account Annual Expenses. . . . . . . . . . . . . 1.35%
                                                                     -----
                                                                     -----

PORTFOLIO ANNUAL EXPENSES AFTER WAIVERS/REIMBURSEMENTS
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                           Management      Other       Total Annual
Portfolio                                                   Fees(5)       Expenses       Expenses
---------                                                   -------       --------       --------
EAFE-Registered Trademark- Equity Index  . . . . . . .      0.34%(6)(7)    0.31%(6)(7)    0.65%(6)(7)
Equity 500 Index . . . . . . . . . . . . . . . . . . .      0.11%(6)(7)    0.19%(6)(7)    0.30%(6)(7)
Small Cap Index. . . . . . . . . . . . . . . . . . . .      0.22%(6)(7)    0.23%(6)(7)    0.45%(6)(7)
VIP Equity-Income. . . . . . . . . . . . . . . . . . .      0.50%          0.08%          0.58%(

8)
VIP II Contrafund. . . . . . . . . . . . . . . . . . .      0.60%          0.11%          0.71%(8)
VIP III Growth & Income. . . . . . . . . . . . . . . .      0.49%          0.21%(6)       0.70%
VIP III Growth Opportunities . . . . . . . . . . . . .      0.60%          0.14%          0.74%(8)
Harris Bretall Sullivan & Smith Equity Growth. . . . .      0.65%          0.38%          1.03%(9)
Scudder Kemper Value . . . . . . . . . . . . . . . . .      0.65%          0.40%          1.05%(9)
Zweig Asset Allocation . . . . . . . . . . . . . . . .      0.90%          0.38%          1.28%(9)
Zweig Equity (Small Cap) . . . . . . . . . . . . . . .      1.05%          0.50%          1.55%(9)
Janus Aspen Capital Appreciation . . . . . . . . . . .      0.23%(10)      1.03%(10)      1.26%(10)
Janus Aspen Balanced . . . . . . . . . . . . . . . . .      0.76%(10)      0.07%(10)      0.83%(10)
Janus Aspen Worldwide Growth . . . . . . . . . . . . .      0.66%(10)      0.08%(10)      0.74%(10)
Janus Aspen Money Market . . . . . . . . . . . . . . .      0.22%(10)      0.28%(10)      0.50%(10)
J.P. Morgan International Opportunities. . . . . . . .      0.60%          0.60%(11)      1.20%(11)
J.P. Morgan Bond . . . . . . . . . . . . . . . . . . .      0.30%          0.45%(11)      0.75%(11)
Morgan Stanley Asian Equity. . . . . . . . . . . . . .      0.00%(12)      1.20%(12)      1.20%(12)
Morgan Stanley Emerging Markets Debt . . . . . . . . .      0.00%(12)      1.30%(12)      1.30%(12)
Morgan Stanley High Yield. . . . . . . . . . . . . . .      0.00%(12)      0.80%(12)      0.80%(12)
Morgan Stanley U.S. Real Estate. . . . . . . . . . . .      0.00%(12)      1.10%(12)      1.10%(12)



DIVISION ANNUAL EXPENSES AFTER REIMBURSEMENT
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------


     Management Fees(13)      Other Expenses(14)       Total Annual Expenses(14)
     -------------------      ------------------       -------------------------
           .50%                     .35%                         .85%


-------------------------

(1) See  "Deductions and Charges - Contingent Withdrawal Charge" in Part I,
Section 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year minus withdrawals during the current contract year, without incurring a withdrawal charge.



(2) After the first twelve transfers during a contract year, Integrity may impose a transfer charge of $20 per transfer. This charge won't apply to transfers made for dollar cost averaging, customized asset rebalancing, asset allocation and rebalancing, or systematic transfers. See "Deductions and Charges
- Transfer Charge" in Part I, Section 4.


(3) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Deductions and Charges - Annual Administrative Charge" in
Part I, Section 4.

(4) See "Deductions and Charges - Separate Account Charges" in Part I, Section
4.


(5) The stated management fee is the highest applicable rate, or, for the Janus Portfolios is for the year ended December 31, 1997. The fee for certain portfolios may be reduced as assets increase. See Part I, Section 3, "Your Investment Options," for the applicable fee rates for particular portfolios.


(6) Estimated.


(7) The fees and expenses in the table show the costs that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its management fee for each Fund. Without that waiver, each Fund's management fee would be: EAFE Equity Index - 0.45%; Equity 500 Index - 0.20% and Small Cap Index - 0.35%. The expense table reflects a voluntary undertaking by Bankers Trust to waive or reimburse expenses so that the total annual expenses of the Fund for the fiscal year won't exceed the following percentages of the Funds' average daily net assets: EAFE Equity Index - 0.65%; Equity 500 Index - 0.30% and Small Cap Index - 0.45%. In the absence of this undertaking, "Total Annual Expenses" would be the following:
EAFE Equity Index - 0.85%; Equity 500 Index - 0.54% and Small Cap Index - 0.73%. The example shouldn't be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.



(8) Part of the brokerage commissions that certain Fidelity VIP Funds pay was used to reduce the Funds' expenses. In addition, certain Funds have entered into arrangements with their custodian where credits realized, as a result of uninvested cash balances, were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for VIP Equity-Income Portfolio, 0.68% for VIP II Contrafund Portfolio, and 0.73% for VIP III Growth Opportunities Portfolio.



(9) Integrity Capital Advisors has agreed to reimburse each of the Legends Fund Portfolios for operating expenses (excluding management fees) above an annual rate of .50% of average net assets for all Portfolios of the Legends Fund. Without reimbursements, total annual expenses for the Fund's fiscal year ended June 30, 1997 would have been 1.82% for the Zweig Equity (Small Cap) Portfolio. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but doesn't intend to do so during 1998. In the Legends Fund's prospectus, see "Management of the Fund."



(10) The fees and expenses in the table above are based on gross expenses after expense offset arrangements for the fiscal year ended December 31, 1997. Fee reductions for the Janus Aspen Balanced, Janus Aspen Capital Appreciation and Janus Aspen Worldwide Growth Portfolios reduce the management fee to the level
of the corresponding Janus retail fund.   Other waivers, if applicable, are
first applied against the management fee and then against other expenses. Without waivers or reductions, the Management Fee, Other Expenses, and Total Annual Expenses would have been .72%, .09%, and .81% for Worldwide Growth Portfolio, 1.14%, 1.05% and 2.19% for Capital Appreciation Portfolio, .77%, .06% and .83% for Balanced Portfolio, and .25%, .30% and .55% for the Money Market Portfolio. Janus may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.



(11) The information in this table has been restated to reflect a voluntary agreement by Morgan Guaranty Trust Company of New York, an affiliate of JPMIM, to reimburse the Trust to the extent certain expenses in any fiscal year exceed 1.20% of the average daily net assets of J.P. Morgan International Opportunities Portfolio and .75% of the average daily net assets of J.P. Morgan Bond Portfolio. Without this agreement, the Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 1997 would have been as follows: 3.65% and 4.25% for the International Opportunities Portfolio, and 1.61% and 1.91% for the Bond Portfolio.



(12) The Portfolios' expenses were voluntarily waived and reimbursed by the Portfolios' investment advisers. Without the waiver and/or reimbursement the Management Fee, Other Expenses and Total Annual Expenses would have been as follows: .80%, 2.30% and 3.10% for the Asian Equity Portfolio for the annualized period March 3, 1997 through December 31, 1997; .80%, 1.26% and 2.06% for the Emerging Markets Debt Portfolio for the annualized period June 16, 1997 through December 31, 1997; .50%, 1.18% and 1.68% for the High Yield Portfolio for the annualized period January 2, 1997 through December 31, 1997; and .80%, 1.52% and 2.32% for the U.S. Real Estate Portfolio for the annualized period March 3, 1997 through December 31, 1997. MSAM may modify or terminate the waivers or reductions at any time.


(13) Integrity Capital Advisors will pay a portion of its Management Fee to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and .05% of the Divisions' average daily net assets in excess of $100 million. Integrity Capital Advisors has guaranteed it will pay National Asset a minimum sub-advisory fee of $25,000 during the Divisions' first year of operations.


(14) Integrity Capital Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Without that reimbursement, Integrity Capital Advisors estimates that operating expenses would be approximately .35%. Integrity Capital Advisors reserves the right to withdraw or modify its policy of expense reimbursement for the Divisions, but doesn't intend to do so during 1999.

EXAMPLES


The examples below show the expenses charged to the Annuitant per $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets.


CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



Portfolio                                                   1 year    3 years   5 years   10 years
---------                                                   ------    -------   -------   --------
EAFE-Registered Trademark- Equity Index  . . . . . . .      $100.99   $124.75   $150.98   $238.35
Equity 500 Index . . . . . . . . . . . . . . . . . . .      $ 97.41   $113.87   $132.66   $200.80
Small Cap Index. . . . . . . . . . . . . . . . . . . .      $ 98.94   $118.54   $140.54   $217.06
VIP Equity-Income. . . . . . . . . . . . . . . . . . .      $100.28   $122.58   $147.34   $230.95
VIP II Contrafund. . . . . . . . . . . . . . . . . . .      $101.61   $126.61   $154.09   $244.65
VIP III Growth & Income. . . . . . . . . . . . . . . .      $101.51   $126.30   $153.57   $243.61
VIP III Growth Opportunities . . . . . . . . . . . . .      $101.92   $127.53   $155.65   $247.79
Harris Bretall Sullivan & Smith Equity Growth. . . . .      $104.89   $136.47   $170.56   $277.64
Scudder Kemper Value . . . . . . . . . . . . . . . . .      $105.09   $137.08   $171.59   $279.66
Zweig Asset Allocation . . . . . . . . . . . . . . . .      $107.45   $144.13   $183.28   $302.67
Zweig Equity (Small Cap) . . . . . . . . . . . . . . .      $110.22   $152.36   $196.85   $328.99
Janus Aspen Capital Appreciation . . . . . . . . . . .      $107.24   $143.52   $182.26   $300.69
Janus Aspen Balanced . . . . . . . . . . . . . . . . .      $102.84   $130.31   $160.30   $257.15
Janus Aspen Worldwide Growth . . . . . . . . . . . . .      $101.92   $127.53   $155.65   $247.79
Janus Aspen Money Market . . . . . . . . . . . . . . .      $ 99.46   $120.10   $143.16   $222.42
J.P. Morgan International Opportunities  . . . . . . .      $106.63   $141.68   $179.22   $294.73
J.P. Morgan Bond . . . . . . . . . . . . . . . . . . .      $102.02   $127.84   $156.16   $248.84
Morgan Stanley Asian Equity. . . . . . . . . . . . . .      $106.63   $141.68   $179.22   $294.73
Morgan Stanley Emerging Markets Debt . . . . . . . . .      $107.65   $144.74   $184.29   $304.64
Morgan Stanley High Yield  . . . . . . . . . . . . . .      $102.53   $129.39   $158.75   $254.04
Morgan Stanley U.S. Real Estate. . . . . . . . . . . .      $105.61   $138.62   $174.14   $284.71
Select Ten Plus Division March . . . . . . . . . . . .      $100.48   $123.20   $148.38   $233.07
Select Ten Plus Division June. . . . . . . . . . . . .      $100.48   $123.20   $148.38   $233.07
Select Ten Plus Division September . . . . . . . . . .      $100.48   $123.20   $148.38   $233.07
Select Ten Plus Division December. . . . . . . . . . .      $100.48   $123.20   $148.38   $233.07


CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE SPECIFIED PERIOD (I.E., NO DEFERRED SALES LOAD CHARGED):


Portfolio                                             1 year    3 years   5 years   10 years
---------                                             ------    -------   -------   --------
EAFE-Registered Trademark- Equity Index  . . . . . . .$20.99    $64.75    $110.98   $238.35
Equity 500 Index . . . . . . . . . . . . . . . . . . .$17.41    $53.87    $ 92.66   $200.80
Small Cap Index. . . . . . . . . . . . . . . . . . . .$18.94    $58.54    $100.54   $217.06
VIP Equity-Income. . . . . . . . . . . . . . . . . . .$20.28    $62.58    $107.34   $230.95
VIP II Contrafund. . . . . . . . . . . . . . . . . . .$21.61    $66.61    $114.09   $244.65
VIP III Growth & Income. . . . . . . . . . . . . . . .$21.51    $66.30    $113.57   $243.61
VIP III Growth Opportunities . . . . . . . . . . . . .$21.92    $67.53    $115.65   $247.79
Harris Bretall Sullivan & Smith Equity Growth. . . . .$24.89    $76.47    $130.56   $277.64
Scudder Kemper Value . . . . . . . . . . . . . . . . .$25.09    $77.08    $131.59   $279.66
Zweig Asset Allocation . . . . . . . . . . . . . . . .$27.45    $84.13    $143.28   $302.67
Zweig Equity (Small Cap) . . . . . . . . . . . . . . .$30.22    $92.36    $156.85   $328.99
Janus Aspen Capital Appreciation . . . . . . . . . . .$27.24    $83.52    $142.26   $300.69
Janus Aspen Balanced . . . . . . . . . . . . . . . . .$22.84    $70.31    $120.30   $257.15
Janus Aspen Worldwide Growth . . . . . . . . . . . . .$21.92    $67.53    $115.65   $247.79
Janus Aspen Money Market . . . . . . . . . . . . . . .$19.46    $60.10    $103.16   $222.42
J.P. Morgan International Opportunities. . . . . . . .$26.63    $81.68    $139.22   $294.73
J.P. Morgan Bond . . . . . . . . . . . . . . . . . . .$22.02    $67.84    $116.16   $248.84
Morgan Stanley Asian Equity. . . . . . . . . . . . . .$26.63    $81.68    $139.22   $294.73
Morgan Stanley Emerging Markets Debt . . . . . . . . .$27.65    $84.74    $144.29   $304.64
Morgan Stanley High Yield. . . . . . . . . . . . . . .$22.53    $69.39    $118.75   $254.04
Morgan Stanley U.S. Real Estate. . . . . . . . . . . .$25.61    $78.62    $134.14   $284.71
Select Ten Plus Division March . . . . . . . . . . . .$20.48    $63.20    $108.38   $233.07
Select Ten Plus Division June. . . . . . . . . . . . .$20.48    $63.20    $108.38   $233.07
Select Ten Plus Division September . . . . . . . . . .$20.48    $63.20    $108.38   $233.07
Select Ten Plus Division December. . . . . . . . . . .$20.48    $63.20    $108.38   $233.07



These examples assume the current charges that are borne by the Separate Accounts, and the investment management fees and other expenses of the Portfolios and the Divisions as they were for their most recent fiscal years or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO/DIVISION EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables show expenses of the Separate Accounts as well as those of the Portfolios and the Divisions. Premium taxes at the time of payout also may be applicable.

CONDENSED FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS IS PROVIDED IN APPENDIX A.

 SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 45 states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. In addition to issuing annuity products, we provide administrative and investment support for products designed, underwritten and sold by other insurance companies.

Integrity is an indirect wholly owned subsidiary of ARM, which specializes in providing retail and institutional customers with products and services designed for long-term savings and retirement planning. ARM is a publicly traded company listed on the New York Stock Exchange under the symbol "ARM." At December 31, 1997, ARM had $6.9 billion of assets under management.

THE SEPARATE ACCOUNTS AND THE VARIABLE ACCOUNT OPTIONS

The Separate Accounts are established and maintained under the insurance laws of the State of Ohio. Separate Account II is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of Separate Account II. Each of Separate Account II's Variable Account Options invests in shares of a corresponding Portfolio of the Funds. We may establish additional Investment Options from time to time. The Variable Account Options currently available are listed in Section 3, "Your Investment Options."

Separate Account Ten is registered with the SEC under the 1940 Investment Company Act as a management investment company. Registration with the SEC doesn't involve any supervision by the SEC of the management or investment policies or practices of Separate Account Ten. The Divisions invest directly in securities in according to their investment objective and policies.

ASSETS OF OUR SEPARATE ACCOUNTS

Under Ohio law, we own the assets of our Separate Accounts and use them to support the variable portion of yours and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Accounts in proportion to the amounts in their contracts. We can't use the Separate Accounts' assets supporting the variable portion of these contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operation of another Option.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Accounts are credited to or charged against the Separate Accounts without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Accounts, and thus can participate proportionately in the Separate Accounts. Amounts in the Separate Accounts greater than reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We may change how we or our Separate Accounts operate, subject to your approval when required by the 1940 Investment Company Act or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. WE MAY:

X add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Accounts, or withdraw assets relating to your contract from one Option and put them into another;
X    register or end the registration of the Separate Accounts under the 1940
     Act;
X operate our Separate Accounts under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);
X restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Accounts;
X cause one or more Options to invest in a mutual fund other than or in addition to the Funds;
X operate our Separate Accounts or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

SECTION 3 - YOUR INVESTMENT OPTIONS

THE LEGENDS FUND, INC.

The Legends Fund, Inc., a Maryland corporation, is an open-end management investment company registered with the SEC under the 1940 Investment Company Act. Registration under the Act doesn't mean that the SEC has any supervision of the investments or policies of the Legends Fund. Each portfolio of The Legends Fund is a diversified mutual fund.

The Legends Fund is designed to serve as an investment vehicle for variable annuity contracts of insurance companies. Shares of the Portfolios of the Legends Fund currently are available to the separate accounts of Integrity and National Integrity Life Insurance Company, a wholly owned subsidiary of Integrity.

THE LEGENDS FUND'S INVESTMENT ADVISER AND SUB-ADVISERS. Integrity Capital Advisors is the investment adviser to the Legends Fund. Integrity Capital Advisors is a wholly owned subsidiary of ARM, and is registered as an investment adviser under the 1940 Investment Advisers Act. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.

Integrity Capital Advisors has entered into a sub-advisory agreement with a professional manager to invest the assets of each of its Portfolios. The sub-adviser for each Portfolio is listed below. The Portfolios pay monthly investment management fees to Integrity Capital Advisors, and Integrity Capital Advisors pays the sub-advisers for their services to the Portfolios. Integrity Capital Advisors retains a management fee at an annual rate of .25% of each Portfolio's net assets as compensation for providing certain services to the Portfolios. Each portfolio pays an annual management fee to Integrity Capital Advisors as a percentage of net assets, as listed below:


     Legends Fund Portfolio                            Management Fee
     ----------------------                            --------------
     Harris Bretall Sullivan & Smith Equity Growth          0.65%
     Scudder Kemper Value                                   0.65%
     Zweig Asset Allocation                                 0.90%
     Zweig Equity (Small Cap)                               1.05%

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of the Portfolios of the Legends Fund. We can't guarantee that these objectives will be met. YOU SHOULD READ THE LEGENDS FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO'S goal is growth of your Account Value. It invests primarily in stocks of established companies with proven records of superior and consistent growth. However, if the sub-adviser considers those stocks to be overvalued, the Portfolio may invest all or a portion of its assets in cash and cash equivalents. The Portfolio may invest in U.S. government securities when that appears to be a better choice in light of the Portfolio's investment objective or when justified by market conditions. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.

SCUDDER KEMPER VALUE PORTFOLIO'S goal is to increase your Account Value and to provide you with current income. It invests primarily in stocks that its sub-adviser considers to be undervalued. The sub-adviser's philosophy centers on choosing stocks of large, well-known companies with solid financial strength and large dividend payment histories that have low price-earnings ratios and have been generally overlooked by the market. Scudder Kemper Investors, Inc. is the sub-adviser to the Portfolio.

ZWEIG ASSET ALLOCATION PORTFOLIO seeks to increase your Account Value over the long term with investments primarily in Blue Chip stocks. The Portfolio's sub-adviser strives to do this while protecting your principal and reducing its exposure to market risk. Blue Chip Stocks are stocks that compare to those included in the S&P 500 when you buy your shares, and that have a minimum of $400 million market capitalization, average daily trading volume of 50,000 shares or $425 million in total assets, and that are traded on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX), over-the-counter (OTC) or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

ZWEIG EQUITY (SMALL CAP) PORTFOLIO strives to build your Account Value with investments primarily in Small Company Stocks. The Portfolio's sub-adviser tries to do this while protecting your principal and reducing its exposure to market risk. This Portfolio doesn't look for stocks that provide you with current income. SMALL COMPANY STOCKS are the 2,500 stock positions immediately after the 500 largest stocks ranked in terms of market capitalization and/or trading volume, and that are traded on the NYSE, AMEX, OTC or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

BT INSURANCE FUNDS TRUST

The BT Insurance Funds Trust is an open-end management investment company registered under the 1940 Investment Company Act. Each of the BT Funds is a separate portfolio of the BT Insurance Funds Trust, a mutual fund

THE BT FUNDS' INVESTMENT ADVISER. Bankers Trust Global Asset Management Services, a unit of Bankers Trust, is the investment adviser to the BT Funds Trust. Bankers Trust, a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation.

As of June 30, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $129 billion. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesaler supplier of financial services to the international and domestic institutional markets, servicing the needs of corporations, governments, financial institutions and private clients through a world-wide network of over 80 offices in more than 50 countries.

For providing these services, Bankers Trust receives a fee from each BT Fund, computed daily and paid monthly. The BT Funds are charged the following management fees (after waivers):

         --------------------------------------------------------------
          Funds                                        Management Fee
          -----                                        --------------
         --------------------------------------------------------------
          EAFE-Registered Trademark- Equity Index      0.34%
         --------------------------------------------------------------
          Equity 500 Index                             0.11%
         --------------------------------------------------------------
          Small Cap Index                              0.22%
         --------------------------------------------------------------

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of the BT Funds Trust. We can't guarantee that these objectives will be met. YOU SHOULD READ THE BT FUNDS TRUST PROSPECTUSES CAREFULLY BEFORE INVESTING.

EAFE-Registered Trademark- EQUITY INDEX FUND

The EAFE-Registered Trademark- Equity Index Fund tries to imitate as closely as possible (before expenses are deducted) the total return of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The Fund invests primarily in stocks of businesses organized and domiciled outside of the United States or for which the principal trading market is outside the United States. Statistical methods will be used to duplicate the

EAFE Index by buying most of the EAFE Index securities. Securities purchased for the Fund will generally, but not necessarily, be traded on a foreign securities exchange.

The Fund isn't sponsored, endorsed, sold or promoted by or affiliated with Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public that this is or isn't a good investment or that the Portfolio will or won't meet its goal. Including a security in the EAFE Index doesn't imply that Morgan Stanley believes it's an attractive investment. Morgan Stanley has no obligation or liability to shareholders of the Fund in connection with the administration, marketing or trading of the Fund.

For more information about the performance of the EAFE Index, see the EAFE-Registered Trademark- Equity Index Fund's Prospectus and Statement of Additional Information.

EQUITY 500 INDEX FUND

The Equity 500 Index Fund seeks to copy as closely as possible (before the deduction of expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500), an index emphasizing large-capitalization stocks. The Fund will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer-generated statistical data, that have been determined to represent the industry diversification of the entire S&P 500.

The Fund isn't sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the S&P 500 to track general stock market performance.

S&P doesn't guarantee the accuracy or the completeness of the S&P 500 or any data included in it.

S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED IN IT.

For more information about the performance of the S&P 500, see the Equity 500 Index Fund's Prospectus and Statement of Additional Information.

SMALL CAP INDEX FUND

The Small Cap Index Fund seeks to duplicate as closely as possible (before deduction of expenses) the total return of the Russell 2000 Small Stock Index (the RUSSELL 2000), an index consisting of 2,000 small-capitalization common stocks. The Fund will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that have been determined to represent the industry diversification of the entire Russell 2000.


The Fund is neither sponsored by nor affiliated with the Frank Russell Company. Frank Russell's only relationship to the Fund is licensing the use of the Russell 2000. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indices.


The Fund invests in a statistically selected sample of the 2,000 stocks included in the Russell 2000. The stocks of the Russell 2000 to be included in the Fund will be selected using a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (for example, price-to-book, price-to-earnings and debt-to-asset ratios and dividend yields) closely approximate those of the Russell 2000. For example, if 10% of the capitalization of the Russell 2000 consists of utility companies with relatively small capitalizations, then the Fund is constructed so that approximately 10% of the Fund's assets are invested in the stocks of utility companies with relatively small capitalizations. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Russell 2000 as a whole.

For more information about the performance of the Russell 2000, see the Small Cap Index Fund's Prospectus and Statement of Additional Information.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

Each of Fidelity's VIP Funds is diversified mutual fund registered under the 1940 Act. Registration under the Act doesn't mean that the SEC supervises the investments or investment policies of Fidelity's VIP Funds.


FIDELITY'S VIP FUNDS' INVESTMENT ADVISER. Fidelity Management and Research Company, a registered investment adviser under the 1940 Investment Advisers Act, serves as the investment adviser to each Fund. FMR, whose principal address is 82 Devonshire Street, Boston, Massachusetts, is a wholly owned subsidiary of FMR Corp. and is part of Fidelity Investments-Registered Trademark-, one of the largest investment management organizations in the United States. Fidelity Investments-Registered Trademark- includes a number of different companies, which provide a variety of financial services and products to individuals and corporations.


FMR provides investment research and portfolio management services to mutual funds and other clients. As of April 30, 1997, FMR advised funds having more than 29 million shareholder accounts with a total value of more than $432 billion. For some of the Portfolios, FMR has entered into sub-advisory agreements with affiliated companies that are part of the Fidelity Investments-Registered Trademark- organization. FMR, not the Portfolios, pays the sub-advisers for their services to the Portfolios.


The Portfolios of Fidelity's VIP Funds pay monthly advisory fees to FMR. The advisory fee payable by each of the Portfolios is composed of a group fee rate and an individual fund fee rate. The group fee rate is based on the average monthly net assets of all mutual funds advised by

FMR. The group fees on the VIP Equity-Income and VIP II Contrafund Portfolios decrease as total assets under management increase, and the group fees can never be higher than .52%.

The table below shows the individual fund fee rate for the portfolios and their 1997 management fee rate, comprised of the individual and group rates, as a percentage of average net assets:


        -------------------------------------------------------------------
                                                            1997
         Portfolio                      Individual Rate     Management Fee
         ---------                      ---------------     --------------
        -------------------------------------------------------------------
         VIP Equity-Income              0.20%               0.50%
        -------------------------------------------------------------------
         VIP II Contrafund              0.30%               0.60%
        -------------------------------------------------------------------
         VIP III Growth & Income        0.20%               0.49%
        -------------------------------------------------------------------
         VIP III Growth Opportunities   0.30%               0.60%
        -------------------------------------------------------------------

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that these objectives will be met. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

VIP EQUITY-INCOME PORTFOLIO

VIP Equity-Income Portfolio invests primarily in income producing stocks that the sub-adviser believes will increase in value. It normally invests at least 65% of its assets in income-producing stock, and has the flexibility to invest the remaining 35% in all types of domestic and foreign securities, including bonds.

VIP II CONTRAFUND PORTFOLIO

VIP II Contrafund Portfolio is a growth fund that seeks to increase the value of your investment over the long term by investing in equity securities of companies that it believes are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. VIP II Contrafund Portfolio invests primarily in common stock and securities that are convertible into common stock, but it has the flexibility to invest in any type of security that may produce savings growth.

VIP III GROWTH & INCOME PORTFOLIO

VIP III Growth & Income Portfolio seeks high total return through a combination of current income and savings growth by investing mainly in equity securities. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for growth on future income. Investments may include common and preferred stocks, convertible securities, fixed-income securities and foreign securities.

VIP III GROWTH OPPORTUNITIES PORTFOLIO

VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities that are convertible into common stock. The Portfolio also has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth.

JANUS ASPEN SERIES

Each portfolio of the Janus Aspen Series is a diversified mutual fund registered with the SEC.

THE JANUS ASPEN SERIES' INVESTMENT ADVISER. Janus Capital Corporation, a registered investment adviser under the 1940 Investment Advisers Act, serves as the investment adviser to each Fund. Janus, whose principal address is 100 Fillmore Street, Denver, Colorado 80206-4928, is approximately 83% owned by Kansas City Southern Industries, Inc., and approximately 12% owned by Thomas H. Bailey, President and Chairman of the Board of Janus. Janus has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or sub-adviser to other mutual funds and individual, corporate, charitable and retirement accounts. Janus has been in the investment advisory business for over 26 years and as of September 1997 managed over $60 billion in assets.

The Portfolios of the Janus Aspen Series pay a management fee to Janus that is calculated daily. Each Portfolio is subject to the following management fee schedule (expressed as an annual rate):

---------------------------------------------------------------------------------------------------------
                                        Average Daily Net            Annual Rate           Expense Limit
Portfolio                               Assets of Portfolio          Percentage (%)        Percentage (%)
---------                               -------------------          --------------        --------------
---------------------------------------------------------------------------------------------------------
Janus Aspen Capital                     First $300 Million           0.75*                 1.25%
  Appreciation
Janus Aspen Balanced                    Next $200 Million            0.70                  N/A
Janus Aspen Worldwide Growth            Over $500 Million            0.65                  N/A
---------------------------------------------------------------------------------------------------------
Janus Aspen Money Market                All Asset Levels             0.25                  0.50
---------------------------------------------------------------------------------------------------------

*Janus has agreed to reduce each of the Capital Appreciation, Balanced, and Worldwide Growth Portfolios' advisory fees if the fee exceeds the effective rate of the corresponding Janus retail fund, which are the Janus Olympus Fund, Janus Balanced Fund, and Janus Worldwide Fund, respectively. Janus may terminate this fee reduction or any of the expense limitations set forth above at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates for the quarter ended March 31, 1998 were Janus Olympus Fund, .70%; Janus Balanced Fund
 .73%; and Janus Worldwide Fund .65%. Janus has agreed to limit the expenses of the Janus Aspen Capital Appreciation Portfolio to an annual rate of 1.25% of average net assets through at least April 30, 1999.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment goals of the Portfolios of the Janus Aspen Series. There are no guarantees that these objectives will be met. YOU SHOULD READ THE JANUS ASPEN SERIES' PROSPECTUSES CAREFULLY BEFORE INVESTING.

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks of a variety of issuers. The Portfolio invests primarily in common stocks, but may also invest in other types of securities including preferred stock, warrants, convertible securities and debt securities when its portfolio manager sees an opportunity for capital growth from those particular securities or to receive a return on idle cash.

JANUS ASPEN BALANCED PORTFOLIO

Janus Aspen Balanced Portfolio seeks a balance of long-term capital growth, capital preservation and current income. It is a diversified portfolio that typically pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

Janus Aspen Worldwide Growth Portfolio seeks long-term growth and preservation of capital. It is a diversified portfolio that pursues its goals primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest worldwide in companies and other organizations of any size, and in any country. Janus Aspen Worldwide Growth Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio can invest in fewer than five countries or even a single country.

JANUS ASPEN MONEY MARKET PORTFOLIO

Janus Aspen Money Market Portfolio looks for current income preservation of your investment. There is no guarantee that the Portfolio will meet its investment goal or be able to maintain a stable net asset value of $1.00 per share. The Portfolio will invest only in eligible high quality, short-term money market instruments that pose little credit risk, as determined by Janus according to procedures adopted by the Trustees. The Portfolio may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

J.P. MORGAN SERIES TRUST II



Each portfolio of The J.P. Morgan Series is diversified mutual fund.



THE J.P. MORGAN SERIES' INVESTMENT ADVISER. J.P. Morgan Investment Management, Inc. (JPMIM) is a registered investment adviser that maintains its principal office at 522 Fifth Avenue, New York, New York 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan & Co., through JPMIM and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers. As of December 31, 1996, J.P. Morgan & Co. and its subsidiaries had total combined assets under management of approximately $208 billion. J.P. Morgan & Co. has a long history of service as adviser, underwriter and lender to many major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.



The J.P. Morgan Series has agreed to pay JPMIM a monthly fee at the annual rate shown below as a percentage of the average daily net assets of each Portfolio:


               -----------------------------------------------------------
               Portfolio                                    Management Fee
               ---------                                    --------------
               -----------------------------------------------------------
               J.P. Morgan Bond Portfolio                   0.30%
               -----------------------------------------------------------
               J.P. Morgan International                    0.60%
               Opportunities Portfolio
               -----------------------------------------------------------


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the J.P. Morgan Series. There is no guarantee that these objectives will be met. YOU SHOULD READ THE J.P. MORGAN SERIES' PROSPECTUS CAREFULLY BEFORE INVESTING.


J.P. MORGAN BOND PORTFOLIO


J.P. Morgan Bond Portfolio seeks to provide a high total return with moderate risk of capital while maintaining the liquidity of your investment. Total return will consist of realized and unrealized capital gains and losses plus income, less expenses. Although the net asset value of the Portfolio will fluctuate, the Portfolio tries to preserve the value of its investments consistent with its objective.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income, less expenses. The Portfolio is designed for investors who have long-term investment goals and who want to diversify their investments by adding international equities, taking advantage of investment opportunities outside the U.S. The Portfolio seeks to meet its investment goal through country allocation and stock valuation and selection.

MORGAN STANLEY UNIVERSAL FUNDS, INC.

Each of the Morgan Stanley Universal Funds is a diversified mutual fund.

THE MORGAN STANLEY UNIVERSAL FUNDS' INVESTMENT ADVISERS. The investment adviser assigned to a Portfolio provides investment advice and portfolio management services under the terms of an Investment Advisory Agreement. Morgan Stanley Asset Management, Inc. (MSAM) serves as the adviser for the Emerging Markets Debt, U.S. Real Estate, and Asian Equity Portfolios. Miller Anderson & Sherrerd, LLP (MAS) serves as the adviser for the High Yield Portfolio. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing portfolio management services to customers in the United States and abroad. MSAM is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. MAS is a Pennsylvania limited liability partnership with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also indirectly wholly owned by MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of December 31, 1997, MSAM and its institutional investment advisory affiliates (excluding MAS) managed assets of approximately $86.6 billion, and MAS managed assets of approximately $59.4 billion.

The Adviser assigned to a Portfolio is entitled to receive a management fee from the Portfolio, payable quarterly, at an annual rate as a percentage of average daily net assets. The Portfolio managers receive the following fees:


--------------------------------------------------------------------------------
Assets of Portfolio    Morgan        Morgan       Morgan        Morgan Stanley
-------------------   Stanley     Stanley U.S.    Stanley      Emerging Markets
                     High Yield   Real Estate  Asian Equity          Debt
                     ----------   ------------ ------------    ----------------
--------------------------------------------------------------------------------
 First $500 Million     0.50%        0.80%         0.80%            0.80%
--------------------------------------------------------------------------------
 Next $500 Million      0.45%        0.75%         0.75%            0.75%
--------------------------------------------------------------------------------
 More than $1           0.40%        0.70%         0.70%            0.70%
 Billion
--------------------------------------------------------------------------------
 Maximum Total          0.80%        1.10%         1.20%            1.30%
 Annual Operating
 Expenses After Fee
 Waivers*
--------------------------------------------------------------------------------


* The Advisers have voluntarily agreed to waive receipt of their management fees and to reimburse the Portfolios if the fees would cause the total annual operating expenses of the Portfolio to exceed the maximum total shown above.
The fee waivers are voluntary and may be terminated by MSAM or MAS at any time without notice.



INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the Morgan Stanley Universal Funds. There is no guarantee that these objectives will be met. YOU SHOULD READ THE MORGAN STANLEY UNIVERSAL FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.


MORGAN STANLEY ASIAN EQUITY PORTFOLIO


Morgan Stanley Asian Equity Portfolio seeks long-term capital growth by investing primarily in equity securities of Asian issuers (excluding Japan) using an approach that is geared toward the selection of individual stocks that the adviser believes are undervalued. The Portfolio intends to invest primarily in equity securities that are traded on recognized stock exchanges of countries in Asia and in equity securities of companies organized in Asian countries whose business is conducted principally in Asia.


MORGAN STANLEY EMERGING MARKETS DEBT PORTFOLIO


Morgan Stanley Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers in emerging market countries. These securities seek a high level of current income, while at the same time striving for growth of your investment.

MORGAN STANLEY HIGH YIELD PORTFOLIO


Morgan Stanley High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing mainly in a diversified portfolio of high yield securities, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will usually be between five and fifteen years.


MORGAN STANLEY U.S. REAL ESTATE PORTFOLIO


Morgan Stanley U.S. Real Estate Portfolio seeks above-average current income and long-term capital growth by investing mostly in equity securities of U.S. and non-U.S. companies in the U.S. real estate industry, including real estate investment trusts ("REITs").


THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN


Each Division is a non-diversified investment company that invests directly in securities. There is no guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other investment divisions that aren't available by buying the contracts offered by this prospectus.



Integrity Capital Advisors serves as investment adviser of the Divisions and National Asset Management serves as the sub-adviser of the Divisions. For providing investment management services to the Divisions, Integrity Capital Advisors receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Integrity Capital Advisors will pay a portion of those fees to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million, and .05% of the Divisions' average daily net assets over $100 million. Integrity Capital Advisors guaranteed it would pay National Asset a minimum sub-advisory fee of $25,000 during the Divisions' first year of operations.



Integrity Capital Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Integrity Capital Advisors can change or terminate its expense reimbursement policy for the Divisions, but doesn't currently intend to do so.


FOR COMPLETE INFORMATION ABOUT THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN, INCLUDING THE RISKS ASSOCIATED WITH THEIR INVESTMENTS, SEE "INVESTMENT STRATEGY," "INVESTMENT OBJECTIVE AND POLICIES," AND "RISK FACTORS" IN PART II,
SECTION 1.

FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, GRO CONTRACTS HAVEN'T BEEN REGISTERED UNDER THE 1940 INVESTMENT COMPANY ACT OR THE SECURITIES ACT OF 1933 ("1933 ACT"). THUS, NEITHER THE GRO CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS

We offer GROs with durations of three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select (your GRO ACCOUNT). The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. Values and benefits under your GRO contract are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.

We may declare a higher rate of interest in the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and is declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES. THE TEN-YEAR GRO ISN'T AVAILABLE IN OREGON.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Accounts expire. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest duration. For example, if your expiring GRO Account was for 10 years and when it expires we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You may not choose, and we won't renew, a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, made in your GRO Value for each transaction made from a GRO Account other than your free withdrawals or those made within 30 days before the expiration of the Account. No Market Value Adjustment will made for a death benefit. The market adjusted value may be higher or lower than the GRO Value,
but will never be less than the MINIMUM VALUE.   Minimum Value is an amount
equal to your contribution to the GRO Account plus 3% interest, compounded annually, less previous withdrawals from the GRO Account and less any applicable contingent withdrawal charges. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis. Withdrawal charges and the administrative expense charge could take away part of your principal.

The Market Value Adjustment that applies to a GRO Account before its expiration is based on a comparison between the Guaranteed Interest Rate for that GRO Account and the then-current Guaranteed Interest Rate that would apply to a new GRO Account with a duration equal to the time remaining in your GRO Account. The Market Value Adjustment will reduce the GRO Value (but not below the Minimum Value) if the current Guaranteed Interest Rate is higher than the Guaranteed Interest Rate being credited to your GRO Account. On the other hand, the Market Value Adjustment will increase the GRO Value if the current Guaranteed Interest Rate is lower than the Guaranteed Interest Rate being credited to your GRO Account.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:
                                N/12                 N/12
     MVA =  GRO Value x [(1 + A)    / (1 + B + .0025)    - 1],  where

     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,


     B is the current Guaranteed Interest Rate, as of the effective date of the Market Value Adjustment, for current allocations to a GRO Account, with a duration that is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.


     N is the number of whole months remaining in your GRO Account.


For contracts issued in certain states, the formula will be adjusted to comply with state requirements.



If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account will be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we'll use the yield to maturity of U. S. Treasury Notes with the same remaining term as your GRO Account, using a formula to find a value when necessary, in place of the current Guaranteed Interest Rate or Rates.



For illustrations of the application of the Market Value Adjustment formula, see Appendix A.

SYSTEMATIC TRANSFER OPTION


We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions in the STO Account at the time the rate is declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers are automatically made in approximately equal quarterly or monthly installments of at least $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Part I, Section 8 for details on this program. This option may not be available in some states.



New contributions to a Select Ten Plus Division can be held in the STO or another Investment Option until the next available Investment Date. You can also tell us to transfer approximately equal quarterly installments of at least $1,000 each over a one-year period from the STO to each of the four Divisions. We can hold new contributions received less than five Business Days before any Division's Investment Date, and put in the STO, in the STO until the following Investment Date. See Part II for important information on the Divisions.

SECTION 4 -- DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

Integrity deducts a daily expense amount from the unit value equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate can't be increased without your consent.

Integrity receives .15% is for administrative expenses not covered by the annual administrative charge described below.

The remaining 1.20% is deducted for Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk Integrity takes that annuitants, as a class of persons, will live longer than estimated and Integrity will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total 1.20% effective annual risk charge can't be increased.

Integrity may realize a gain from these daily charges to the extent they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, Integrity charges an annual administrative charge of $30. This charge is deducted pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of units credited to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, or contract termination during a contract year.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if it saves us expenses. We may do this based on the size and type of the group or the amount of the contribution.

We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

STATE PREMIUM TAX DEDUCTION


Integrity won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required to by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%, if applicable.


CONTINGENT WITHDRAWAL CHARGE


We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal-that is, the number of years that have passed since each contribution was made. The maximum of 8% would apply if you withdraw all of your contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made earlier than your sixth contribution year. To calculate the withdrawal charge, (1) the oldest contributions are treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't considered a withdrawal.



You may take up to 10% of your account value (less any earlier withdrawal in the same year) each year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one year, you can't add it to the next year's free withdrawal. If you aren't 59-1/2, federal tax penalties may apply.


          Contribution Year in Which                    Charge as a % of the
          Withdrawn Contribution Was Made              Contribution Withdrawn
          -------------------------------              ----------------------
               Current. . . . . . . . . . . . . . .              8%
               First Prior. . . . . . . . . . . . .              7
               Second Prior . . . . . . . . . . . .              6
               Third Prior. . . . . . . . . . . . .              5
               Fourth Prior . . . . . . . . . . . .              4
               Fifth Prior. . . . . . . . . . . . .              3
               Sixth Prior. . . . . . . . . . . . .              2
               Seventh Prior and Earlier. . . . . .              0


We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from Integrity either an immediate annuity benefit with life contingencies, or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part I, Section 5.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if it saves us expenses. We may do this based on the size and type of the group, the amount of the contribution, or whether there is some relationship with Integrity. Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans we or our affiliate sponsored. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charged your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Asset Allocation and Rebalancing, or (iv) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you can make during a year.

HARDSHIP WAIVER

We can waive contingent withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We can also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts.
Hardship circumstances include the Owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment. We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

SECTION 5 -- TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 for residents of South Carolina and Pennsylvania). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part I, Section 7.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by Integrity for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options, PROVIDED THAT AT ANY TIME YOU MAY NOT HAVE AMOUNTS IN MORE THAN NINE INVESTMENT OPTIONS. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received not later than the second Business Day after they are delivered to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open. Contributions to the Select Ten Plus Divisions are subject to special rules described in Part II, Section 1, "Investment Strategy."

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. See "Transfers" in Section 5. For special rules on transfers to the Select Ten Plus Divisions, see Part II, Section 1, "Investment Strategy."

YOUR ACCOUNT VALUE


Your Account Value reflects various charges. See Part I, Section 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Accounts are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions allocated to the Variable Account Options aren't guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part I, Section 3.


YOUR PURCHASE OF UNITS IN OUR SEPARATE ACCOUNTS

Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.


The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units of Separate Account II fluctuates with the investment performance of the corresponding Portfolios of the Funds, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Funds' expenses. The value of units of Separate Account Ten varies with the performance of the securities held by the Divisions.



Your unit values also change because of deductions and charges we make to our Separate Accounts. The number of units credited to you, however, won't vary due to changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge. Please note that special rules apply to the timing of allocations to the Select Ten Plus Divisions. See
Part II.


HOW WE DETERMINE UNIT VALUE

We determine unit values for each Variable Account Option on the Valuation Date. The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.

The unit value of each Variable Account Option in Separate Account II for any Valuation Date is equal to the unit value for the last day on which a unit value was determined, multiplied by the NET INVESTMENT FACTOR for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option in Separate Account II as follows:


- First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Funds.

- Next, we add any dividends or capital gains distributions by the Fund on that day.

- Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.


- Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day that a unit value was determined (after giving effect to any transactions on that day).



- Finally, we subtract a daily asset charge for each calendar day since the last day that a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.


We determine a net investment factor for each Division as follows:

- First, we take the value of the assets in the Division at the end of the preceding period.

- Next, we add any investment income and capital gains, realized or unrealized, credited to the assets during the current valuation period.

- Then, we subtract any capital losses, realized or unrealized, charged against the assets during the current valuation period.

-    Next, we subtract any amount charged against the Division for any taxes.

- Then, we divide this amount by the value of the assets in the Division at the end of the preceding valuation period.

- Then we subtract the daily charge for management and investment advice for each day in the valuation period and a daily charge for estimated operating expenses for each day in the valuation period.


- Finally, we subtract a daily asset charge for each calendar day since the last day that a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of

     1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

Generally, this means that we adjust unit values to reflect what happens to the Funds and the Divisions, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS


You may transfer your Account Value among the Variable Account Options and the GROs, subject to Integrity's transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (that is, to a GRO that you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Unless you make a transfer from a GRO within 30 days prior to the expiration date of a GRO Account, the transfer is subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part I, Section
3. For amounts in GROs, transfers are made according to the order in which money was originally allocated to the GRO.



You can transfer from a Select Ten Plus Division at any time. Transfers to a Select Ten Plus Division from any other Investment Option in which you are invested will be effected as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two Business Days before any Investment Date. See Part II for important information on the Divisions.



The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. Once annuity payments begin, transfers aren't permitted.



You may request a transfer by sending a written request directly to the Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you've established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information and we aren't responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.



A transfer request is effective as of the Business Day our Administrative Office receives it, except for transfers to the Select Ten Plus Divisions (see part
II). A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' unit values as of the close of business on the day you call, except that you'll receive the unit values for the Select Ten Plus Divisions as described in Part II. Accordingly, transfer requests for Variable Account Options (other than the Select Ten Plus Divisions) received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

WITHDRAWALS

You may make any number of withdrawals as often as you wish. Each withdrawal must be at least $300. The money will be taken from your Accounts in the same proportions as you contributed it to them. For example if your contributions are divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years of your contract, there is a contingent withdrawal charge for any withdrawals other than free withdrawals (discussed below). The charge starts at 8% and decreases depending on the age of your account. This charge is in addition to any Market Value Adjustments made to early withdrawals from Guaranteed Rate Option (GRO) Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.

When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59-1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See "Tax Aspects of the Contracts" in Part I, Section 7. Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their Accounts.

ASSIGNMENTS

You can't assign the contract as collateral or security for a loan, but an Owner whose contract isn't part of a tax-favored program may assign the contract before the Annuitant's Retirement Date. An assignment of the contract as a gift may, however, have adverse tax consequences. See Part I, Section 7, "Tax Aspects of the Contracts." Integrity won't be bound by an assignment unless it is in writing and is received at our Administrative Office.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day when we receive proof of death. Similarly, if the contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day when we receive proof of death.

For contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the contract's 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

     a) the contract account value at the end of the business day when we receive proof of death;
     b)   the total of all contributions; and
     c) the highest contract account value on any contract anniversary that occurred prior to the Annuitant's 81st birthday and prior to the Annuitant's death, plus any subsequent contributions;

each reduced on a pro rata basis for prior withdrawals. We'll determine the amount of the reduction by dividing the amount of the withdrawal by the contract account value on the transaction date and multiplying this percentage by the current guaranteed minimum death benefit. We'll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.

Death benefits and benefit distributions required because of a separate Owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The Owner selects the beneficiary of the death benefit. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

The maximum issue age for the Annuitant is 85 years old.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time prior to the Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time as an annuity benefit. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Adjusted Account Value, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment without a withdrawal charge.

ANNUITIES

Annuity benefits can provide for fixed or variable payments, which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Variable Account Options. For any annuity, the minimum amount applied to the annuity must be $2,000 and the minimum initial payment must be at least $20.

If you haven't already selected a form of annuity, within six months prior to your Retirement Date we'll send you a notice form. You can tell us on the form the type of annuity you want or confirm that we're to provide the normal form of annuity, as defined below. However, if we don't receive a completed form from you on or before your Retirement Date, we'll extend the Retirement Date until we receive your written instructions at our Administrative Office. During this extension, the values under your contract in the various Investment Options will remain invested in those options and amounts remaining in Variable Account Options will continue to be subject to the investment risks associated with those Options. However, your Retirement Date can't be extended beyond your 98th birthday or earlier, if required by law. You'll receive a lump sum benefit if you don't make an election by that date.

We currently offer the following types of annuities:

The NORMAL FORM OF ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A PERIOD CERTAIN ANNUITY provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the PAYEE) for a fixed period. The amount is determined by the period selected. The Annuitant, or if the payee dies before the end of the period selected, the payee's beneficiary, can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed or variable payments, or both, for at least the period selected and after that for the life of the payee, or for the lives of the payee and another annuitant under a joint and survivor annuity. You can't change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee. That payee can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments for the life of the payee, or for the lives of the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity can't be changed or redeemed for a lump sum payment by the Annuitant or any payee.

ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the tables.

Variable annuity payments are funded only in the Variable Account Options through the purchase of annuity units. The Variable Account Option(s) selected can't be changed after annuity payments begin. The Statement of Additional Information (SAI) provides further information concerning the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period that includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same way for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period, but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option(s) selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states that require a lower rate, in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which

(1)  the New York Stock Exchange has been closed or trading on it is restricted;

(2) sales of securities or determination of the fair value of Separate Accounts assets isn't reasonably possible because of an emergency; or

(3) the SEC, by order, permits Integrity to delay action to protect persons with interests in the Separate Accounts. We can delay payment of your Fixed Accounts for up to six months, and interest will be paid on any payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 6 - VOTING RIGHTS

FUND VOTING RIGHTS

Integrity is the legal owner of the shares of the Funds held by Separate Account II and, therefore, has the right to vote on certain matters. Among other things, we may vote to elect a Fund's Board of Directors, to ratify the selection of independent auditors for a Fund, and on any other matters described in a Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Fund proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all Owners, we'll vote shares in a Portfolio for which instructions haven't been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be sent to us indirectly, through your employer, but we aren't responsible for any failure by your employer to solicit your instructions or to send your instructions to us. We'll vote any Fund shares that we're entitled to vote directly, because of amounts we have accumulated in Separate Account II, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we're permitted to vote shares of a Fund on our behalf or to restrict Owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions are invested. We determine the number of Fund shares in each Variable Account Option under your contract by dividing your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio on the record date set by a Fund's Board for its shareholders' meeting. For this purpose, the record date can't be more than 60 days before the meeting of a Fund. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW FUND SHARES ARE VOTED

All Fund shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. To the extent shares of a Fund are sold to separate accounts of other insurance companies, the shares voted by those companies according to instructions received from their contract holders will dilute the effect of voting instructions received by Integrity from its Owners.

Owners of units in the Divisions also have voting rights. Each Owner will be given one vote for every $1.00 of value in a Division. Fractional interests are counted, unless different voting rights are required under the law.

HOW SEPARATE ACCOUNT TEN INTERESTS ARE VOTED

Separate Account Ten's rules don't require Separate Account Ten to hold annual meetings, although special meetings may be called for purposes such as electing or removing members of the Board of Managers, changing fundamental policies, or approving a contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of Separate Account Ten means the lesser of:

     (1) The holders of more than 50% of all votes entitled to be cast with respect to Separate Account Ten; or,

     (2) The holders of at least 67% of the votes that are present at a meeting of such or represented by proxy.

We'll determine the number of votes you can instruct us to vote 60 days or less before a Separate Account Ten special meeting.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part I, Section 2) may require Owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

Section 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.


The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It's based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We can't guarantee that the tax code or the courts will or won't change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we haven't attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOESN'T MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.


TAX STATUS OF INTEGRITY


Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Accounts aren't separate entities from Integrity and their operations form a part of Integrity, they aren't taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Accounts are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Accounts' investment income, including realized net capital gains, isn't taxed to Integrity. Integrity can make a tax deduction if federal tax laws change to include these items in our taxable income.


YOUR CONTRACT IS AN ANNUITY


Under federal tax law, anyone can purchase an annuity with after-tax dollars and your annuity earnings won't be taxed until you make a withdrawal. Or, an individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, the individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).



This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program, (a qualified annuity). A qualified annuity may restrict your rights and to qualify for its special treatment under federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Code governs the taxation of annuities. In general, Funds you put into the annuity (your "basis" or "investment" in the contract) won't be taxed when you receive the amounts back in a distribution. Also, an Owner isn't taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuity reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code says that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This non-taxable portion of each payment is figured using a ratio of the Owner's investment to his or her expected return under the contract (exclusion ratio). Once you get the tax-free part, the rest of each payment will be considered the increase of your Account Value, and is ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are all counted as increase in your Account Value, and are taxable income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the Owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify Integrity of that election.

The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is: (1) on or after the date on which the taxpayer attains age 59-1/2; (2) as a result of the Owner's death; (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary; (4) a result of the taxpayer becoming disabled within the meaning of Code Section 72(m)(7); (5) from certain qualified plans (note, however, other penalties may apply); (6) under a qualified funding asset (as defined in Section 130(d) of the Code); (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service; (8) under an immediate annuity as defined in Code Section 72(u)(4); or (9) for the purchase of a first home (distribution up to $10,000, applicable to IRAs only).



Any withdrawal provisions of your contract will also apply. See "Withdrawals" in Section 5.


All annuity contracts issued by Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES


Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any Owner dies before the date the annuity starts, the entire contract must be distributed within five years after the Owner's death. However, any interest that is payable to a death beneficiary may be annuitized over the life of that beneficiary, as long as distributions begin within one year after the Owner dies. If the death beneficiary is the Owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the Owner.


DIVERSIFICATION STANDARDS


Integrity manages the investments in the annuities under Section 817(h) of the Code to ensure that you will taxed as described above.


TAX-FAVORED RETIREMENT PROGRAMS


An owner can use this annuity with certain types of retirement plans that receive favorable treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING




Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON INTEGRITY


The contracts allow Integrity to charge the Separate Accounts for taxes. Integrity can also set up reserves for taxes.


TRANSFERS AMONG INVESTMENT OPTIONS


There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.


SECTION 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS


We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania, South Carolina and Washington State must keep a $3,000 minimum account balance after any withdrawal. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one business day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.



Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge or make a Market Value Adjustment. See "Contingent Withdrawal Charge" in Part I, Section 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM GREATER THAN THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE, AN ADMINISTRATIVE EXPENSE CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part I,
Section 7, "Tax Aspects of the Contracts."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59-1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

x  the date you reach age 59-1/2; or
x  five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Program and for any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59-1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or Asset Allocation and Rebalancing Program.

If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions made to the Janus Money Market Option to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards the twelve free transfers you may make in a contract year. The Select Ten Plus Divisions aren't eligible for the dollar cost averaging program.

To enroll under our dollar cost averaging program, send the appropriate form to our Administrative Office. You may end your participation in the program upon one day's prior written notice, and we may end or change the dollar cost averaging program at any time. If you don't have enough money in the Janus Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.

SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which we transfer contributions made to the STO to one or more other Investment Options on a monthly or quarterly basis, as you determine. See Part I, Section 3, "Systematic Transfer Option." We'll transfer your STO contributions in equal installments of at least $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. All interest accrued and any money still in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Options you chose for this program. There is no charge for transfers under this program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

We'll hold new contributions to a Select Ten Plus Division in the STO until the next available Investment Date. You may ask us to transfer approximately equal quarterly installments of at least $1,000 each over the next year from the STO to each of the four Select Ten Plus Divisions. We can hold new contributions received less than five Business Days before any Investment Date in the STO until the next Investment Date. See Part II for important information on the Divisions.

To enroll under our systematic transfer program, send the appropriate form to our Administrative Office. We can end the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be available in some states.

CUSTOMIZED ASSET REBALANCING

We offer a customized asset rebalancing program that allows you to determine how often the rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among the Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you are making contributions. We won't charge a transfer charge to transfers under our customized asset rebalancing program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

Fixed Accounts and the Select Ten Plus Divisions aren't included in the customized asset rebalancing program.

To enroll in our customized asset rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, and transfers and withdrawals that you make, may not work with the customized asset rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the customized asset rebalancing program is in effect. You may end your participation in the program upon one day's prior written notice, and we may end or change the customized asset rebalancing program at any time.

ASSET ALLOCATION AND REBALANCING PROGRAM

We also offer an Asset Allocation and Rebalancing Program, developed with Callan Associates. Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.

You may select one of five proposed Asset Rebalancing Models: Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. The contributions you are making will initially be allocated among the Options established for each Model. You and your financial representative can design a program that is tailored to your specific retirement needs.

When you select this program, your contributions will be allocated and your variable portfolios will be rebalanced at least annually. The program applies to all contributions made to your annuity contract. You will receive a confirmation notice after each rebalancing. No transfer charge will apply to transfers made under the Asset Allocation and Rebalancing Program, nor will these transfers count toward the twelve transfers you may make in a contract year before we charge a transfer fee. See "Transfer Charges" in Part I, Section 4.

In each Asset Rebalancing Model, a portion of all contributions is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO won't be reallocated or rebalanced while you are participating in a specific Model. You may cancel or change the Model you have selected at any time. The GRO funds may be subject to a market value adjustment (MVA) that may increase or decrease your account value.

To enroll under the Asset Allocation and Rebalancing Program, complete the Dollar Cost Averaging/Asset Allocation and Rebalancing form (Catalog #1814) found in the back of this prospectus. You should be aware that other allocation programs, such as dollar cost averaging, as well as additions, transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. If, after selecting one of the five Models, you request a transaction that results in a reallocation outside your Model, your participation in the program automatically ends. Because of this, you should monitor your use of other programs, transfers, and withdrawals while the Asset Allocation and Rebalancing program is in effect. This program isn't available with the Customized Asset Rebalancing program described above. The Select Ten Plus Divisions aren't eligible for the Asset Allocation and Rebalancing Program. We can end or change this program in whole or in part, and we may restrict contributions to the program. This program may not be available in all states.

You may end your participation in this program upon one day's prior written notice.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days' prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $1,000 per month. The Select Ten Plus Divisions aren't eligible for Systematic Contributions.

SECTION 9 - PRIOR CONTRACTS

DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997

This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus. For contracts issued before 1997, the following provisions apply:

For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:

   - your Adjusted Account Value
   - the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals
   - your total contributions less the sum of withdrawals
   - for Annuitants younger than 70 years old on the birthday nearest the date on which their contract was issued, an enhanced minimum death benefit, explained below.

For contracts issued during 1995, the amount of the death benefit is the greatest of:


   - your Adjusted Account Value
   - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
   - your total contributions less the sum of withdrawals


For contracts issued during 1996, the amount of the death benefit is the greatest of:

   - your Account Value
   - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
   - your total contributions less the sum of withdrawals


"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments that apply to those withdrawals and reduce the death benefit on a pro rata basis.



The enhanced minimum death benefit is the same as the guaranteed death benefit, except that the guaranteed death benefit may not exceed the maximum guaranteed death benefit. The guaranteed death benefit on your Participation Date is your initial contribution. After that, every month we recalculate that portion of your guaranteed death benefit allocated to the Separate Account by adding interest at an annual rate of 7% until the contract anniversary nearest your 70th birthday, subject to the maximum. We subtract from that the sum of any withdrawals or transfers from the Separate Account during the month and a pro rata amount of the interest accumulated that applies to the withdrawn or transferred amount. Therefore, your guaranteed death benefit at any time, subject to the maximum, is the sum of (1) your Guarantee Period Values, and (2) your Separate Account contributions, including the amount of interest calculated on your Separate Account values for purposes of determining the guaranteed death benefit, less any withdrawals or transfers and less the interest calculated on a pro rata basis on those withdrawals or transfers. Your maximum guaranteed death benefit is determined by totaling your contributions during your first five participation years, subtracting all withdrawals, taking into consideration any market value adjustments made under the contract, multiplying the result by two, and then adding that to your total contributions made after the first five participation years.


REDUCTION IN CHARGES

If your contract was issued on or after January 1, 1995, but before January 1, 1997, the effective annual rate of mortality, expense and administrative charges will reduce to 1.10% after your contract has been in effect for six years.

CONTINGENT WITHDRAWAL CHARGE


For contracts issued before February 15, 1997 (2/27/97 in Washington, 5/30/97 in Pennsylvania, 7/7/97 in Maryland, 10/16/97 in Oregon) the following rules apply even if they are different from other provisions in this prospectus:



There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won't be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.



No charge will be applied to your partial withdrawals that don't exceed the free withdrawal amount in any contract year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during that year, plus withdrawals made during that year. We'll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contracts. We don't expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contracts.



          Contribution Year in Which                   Charge as a % of the
          Withdrawn Contribution Was Made              Contribution Withdrawn
          -------------------------------              ----------------------
               Current . . . . . . . . . . . . . .       7%
               First Prior . . . . . . . . . . . .       6
               Second Prior. . . . . . . . . . . .       5
               Third Prior . . . . . . . . . . . .       4
               Fourth Prior. . . . . . . . . . . .       3
               Fifth Prior . . . . . . . . . . . .       2
               Sixth Prior and Earlier . . . . . .       0


We won't deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from Integrity either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

Withdrawals will be taken from your Accounts in the same proportions as you contributed it to them. For example if your contributions are divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. The minimum withdrawal permitted is $300.

RETIREMENT DATE

For Contracts issued before January 1, 1997, the Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.

CONTRACTS ISSUED TO OREGON RESIDENTS

If you are a resident of Oregon and your Contract was issued before 10/16/97 (Contract Form No. 11960CNQ-I-OR), additional contributions into Investment Options are accepted, including the 10-Year GRO Account, and the prospectus provisions relating to these items apply.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

The Callan Asset Allocation and Rebalancing Program uses the 4-year Guaranteed Rate Option for the Fixed Income Investment Sector of the Model.

HARDSHIP WAIVERS

Hardship Waivers aren't available.

                                      PART II

SECTION 1 -- THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

THE DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company that invests directly in securities. We can't guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other securities that aren't available through this prospectus.

SECTION 2 -- THE FUND

INVESTMENT OBJECTIVE

The Divisions seek total return by investing in shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock at the close of the New York Stock Exchange (NYSE) on the business day before the investment date. This yield is historical and we can't guarantee that any dividends will be declared or paid in the future on the stocks in the Divisions. The term "equal weights" means that if you invested $100 in a Division, the Division would buy $10 of each of the ten highest yielding stocks.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Division to own a stock that the sub-adviser doesn't recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Division's portfolio.

There are various theories to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time:

     (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings, performance or forecasts, or negative publicity;

     (2) there may be uncertainties because of pending or threatened litigation or pending or proposed legislation or government regulation;

     (3) the stock may be a cyclical stock reacting to national and international economic developments; or

     (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend.

While these factors may affect only a part of an issuer's overall business, the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

INVESTMENT STRATEGY

The Divisions seek total return by buying the ten highest yielding stock in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for approximately twelve months. Each new Division begins on the last Business Day of each calendar quarter. At the end of each Division's twelve-month period, its portfolio is restructured to hold the current ten highest yielding stocks in the DJIA. Separate Account Ten's four Divisions, operating at the same time, may each have different investment portfolios for its own twelve-month period.

New contributions and transfers to a Division are invested on only one day each year, the INVESTMENT DATE, as follows:

               Division                           Investment Date
               --------                           ---------------

     Select Ten Plus Division - March        last Business Day of March

     Select Ten Plus Division - June         last Business Day of June

     Select Ten Plus Division - September    last Business Day of September

     Select Ten Plus Division - December     last Business Day of December

The weights of the individual stock positions won't be rebalanced during the year, and additional contributions or transfers won't be accepted during any Division's twelve-month holding period. Instead, additional contributions or transfers are invested on the next Investment Date.

On the day we receive a dividend from a stock in a Division's investment portfolio, we'll reinvest it in the form of additional shares of the stock that paid the dividend. We can't guarantee that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price.

The "highest yielding stocks" are determined by calculating the yield for each stock by annualizing the last ordinary quarterly or semi-annual dividend distributed on that stock and dividing the result by the market value of the stock at the close of the NYSE on the Business Day before the Investment Date.

The investment strategy is based on three time-tested investment principles:

     (1)  time in the market is more important than timing the market;

     (2)  the stocks to buy are the ones everyone else is selling; and

     (3)  dividends can be an important part of total return.

Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Division's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Division's return will consist of a combination of capital appreciation and current dividend income.

Transfers from any other Investment Option into one of the Divisions will be effective as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two business days before any Investment Date. See Part I, Section 5, "Transfers."

THE DOW JONES INDUSTRIAL AVERAGE

The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the NYSE and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on September 30, 1998. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow":

AT&T                                    IBM
Allied Signal                           International Paper
Aluminum Co. of America                 J.P. Morgan*
American Express                        Johnson & Johnson
Boeing                                  McDonald's
Caterpillar*                            Merck
Chevron*                                Minnesota Mining & Manufacturing*
Coca-Cola                               Philip Morris*
DuPont*                                 Proctor & Gamble
Eastman Kodak*                          Sears Roebuck
Exxon*                                  Travelers
General Electric                        Union Carbide
General Motors*                         United Technologies
Goodyear*                               Walmart
Hewlett-Packard                         Walt Disney

The designations "Dow Jones-Registered Trademark-Registered Trademark-", "Dow Jones Industrial Average-SM-" and "DJIA-SM-" are the property of Dow Jones & Company, Inc. (DOW JONES). Dow Jones isn't affiliated with the Fund, hasn't participated in any way in the creation of the Divisions or in the selection of stocks included in the Divisions and hasn't reviewed or approved any information included in this prospectus. The Divisions aren't sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship at all with the Divisions. Dow Jones isn't responsible for and doesn't participate in determining the timing, price, or quantity of the Divisions' shares to be issued or redeemed. Dow Jones doesn't have any obligation or liability in connection with the administration or marketing of the Divisions.

RISK FACTORS

RISKS IN GENERAL

An investment in a Division results in certain risks common to all stock investments. Stocks fluctuate in price for a variety of reasons. For example, the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens. Common stocks in general may be especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, holders of common stocks generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer. Common stocks aren't backed by an obligation of the issuer and therefore don't offer any assurance of income or provide the degree of protection of capital provided by debt securities.

STRATEGY SPECIFIC RISKS

Each Division is non-diversified and invests a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Division may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Division may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. In addition, increased regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Division's portfolio.

SECTION 3 -- PERFORMANCE INFORMATION

The performance of the investment strategies for the Divisions relative to other investment strategies can be shown using historical data. You should note that Separate Account Ten didn't start operations until 1998. Therefore, the returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA. They don't guarantee future performance or predict any Division's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA in certain years. Accordingly, we can't guarantee that any Division will outperform the DJIA over the life of the Division.

An investor in a Division might not receive as high a total return on an investment in the Divisions that the hypothetical returns are based on because
(1) the total return figures shown don't reflect Division expenses or brokerage commissions, and (2) the Divisions are established at different times of the year. If these charges were reflected in the hypothetical returns, the returns would be lower than those shown here.

                           COMPARISON OF TOTAL RETURN (1)

                                Ten Highest Dividend
          Year                   Yielding Stocks (2)              DJIA
          ----                   -------------------              ----

          1973                          3.9%                     (13.1)%
          1974                         (1.3)%                    (23.1)%
          1975                         55.9%                      44.4%
          1976                         34.8%                      22.7%
          1977                          0.9%                     (12.7)%
          1978                         (0.1)%                      2.7%
          1979                         12.4%                      10.5%
          1980                         27.2%                      21.5%
          1981                          5.0%                      (3.4)%
          1982                         23.6%                      25.8%
          1983                         38.7%                      25.7%
          1984                          7.6%                       1.1%
          1985                         29.5%                      32.8%
          1986                         32.1%                      26.9%
          1987                          6.1%                       6.0%
          1988                         22.9%                      16.0%
          1989                         26.5%                      31.7%
          1990                         (7.6)%                     (0.4)%
          1991                         39.3%                      23.9%
          1992                          7.9%                       7.4%
          1993                         27.3%                      16.8%
          1994                          4.1%                       4.9%
          1995                         36.7%                      36.4%
          1996                         27.9%                      28.9%
          1997                         21.9%                      24.9%
          Cumulative                  6,558%                     2,042%

----------------------------------

(1) Total Return is the sum of the percentage change in market value of each group of stocks between the first trading day of a period and the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return doesn't take into consideration any expenses or commissions, or any reinvestment of dividend income. Over the twenty-five years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 18.3%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 13.0%. Although each Division seeks to achieve a better performance than the DJIA as a whole, we can't guarantee that a Division will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source: BEATING THE DOW, by Michael O'Higgins with John Downes, published by Harper Perennial, 1992. Used with permission of the authors.

(2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock's market value on the first trading day on the NYSE in that year.

                PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY

                                   Ten Highest Dividend
          Year                     Yielding DJIA Stocks        DJIA Index
          ----                     --------------------        ----------

          1973                          $10,390                  $8,690
          1974                           10,255                   6,683
          1975                           15,987                   9,650
          1976                           21,551                  11,840
          1977                           21,745                  10,336
          1978                           21,723                  10,616
          1979                           24,417                  11,730
          1980                           31,058                  14,252
          1981                           32,611                  13,768
          1982                           40,308                  17,320
          1983                           55,907                  21,771
          1984                           60,155                  22,010
          1985                           77,901                  29,230
          1986                          102,908                  37,092
          1987                          109,185                  39,318
          1988                          134,188                  45,609
          1989                          169,748                  60,067
          1990                          156,848                  59,827
          1991                          218,489                  74,125
          1992                          235,749                  79,610
          1993                          300,109                  92,985
          1994                          312,413                  97,541
          1995                          427,069                 133,046
          1996                          546,221                 171,496
          1997                          665,843                 214,199



The table above represents a hypothetical investment of $10,000 in the DJIA and the ten highest dividend yielding DJIA Stocks from January 1, 1973 through December 31, 1997. The table assumes that all dividends and distributions during a year are reinvested at the end of that year. The table doesn't reflect expenses or commissions. The value of the ten highest dividend-yielding DJIA stocks would have been $414,656 if the following fees and expenses had been charged: (1) insurance charges of 1.20%, (2) management fees of .50%, (3) administrative fees of .15%, and (4) other expenses of .35%.

Investors shouldn't rely on performance information as an indication of the past or future performance of the Divisions. We can't guarantee that any of the Divisions will outperform the DJIA.

SECTION 4 -- SHAREHOLDER INFORMATION

PRICING OF SHARES

The net asset value of the shares of each Division is determined on each day the NYSE is open for trading. The net assets are valued based on market quotations as of the close of business of the NYSE, which is currently 4:00 p.m., Eastern Time. Purchase and redemption orders will be priced at the next net asset value calculated after your order is accepted. Each Division's net asset value per share is calculated separately by dividing the value of the securities held by the Division plus any cash or other assets, less liabilities, by the number of outstanding shares of the Division.

DIVIDENDS AND DISTRIBUTIONS

All dividend and capital gain distributions will automatically be reinvested in additional shares at net asset value.

SECTION 5 -- MANAGEMENT

THE INVESTMENT ADVISER

Integrity Capital Advisors Inc. serves as the investment adviser to the Select Ten Plus Divisions. Integrity Capital Advisors provides investment management and supervisory services to investment companies, and has been in operation since October 1994. Integrity Capital Advisors is a wholly owned subsidiary of ARM. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.

Integrity Capital Advisors has overall responsibility for administering all operations of the Divisions and for monitoring and evaluating the management of the assets of the Divisions by the sub-adviser. Specifically, Integrity Capital
Advisors:

     - provides the overall business management and administrative services necessary for each Division's operation;

     - furnishes or procures on behalf of the Division the services and information necessary to the proper conduct of the Divisions' business;

     - acts as liaison among the various service providers to the Divisions, including the custodian, portfolio accounting personnel, sub-adviser, counsel, and auditors;

     - is responsible for ensuring that the Divisions operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Divisions; and

     - is responsible for monitoring and evaluating the sub-adviser on a periodic basis and considering its performance record with respect to the investment objective and policies of the Divisions.


Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Division's assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser isn't engaged to manage the assets of the Divisions.


For providing investment management services to the Divisions, Integrity Capital Advisors receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets.

THE SUB-ADVISER

National Asset Management Corporation serves as the sub-adviser to the Divisions and in that capacity provides investment advisory services, including security selection. National Asset makes all determinations with respect to the investment of each Division's assets and the purchase and sale of securities and other investments under the Divisions' investment objectives and policies.

National Asset is a Kentucky corporation with executive offices at National City Tower, Louisville, Kentucky 40202. Since its inception in 1979, National Asset has provided customized investment management services to corporations, governmental entities, foundations, endowments, and similar entities. As of December 31, 1997, National Asset managed approximately $8.5 billion in assets.

     APPENDIX A

FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS

The table below shows the unit value for certain Variable Account Options at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the beginning and end of each period. No condensed financial information is provided for any of the Divisions because as of December 31, 1997 the Divisions hadn't started operations.


                                                                                       YEAR ENDED DECEMBER 31


                                                           1997       1996       1995       1994       1993     1992     INCEPTION*
                                                           ----       ----       ----       ----       ----     ----     ----------


 SCUDDER KEMPER VALUE
 Unit value at beginning of period. . . . . . . . . .      $18.24     $14.85     $10.34     $10.56     $10.07       -        $10.00
 Unit value at end of period. . . . . . . . . . . . .      $23.47     $18.24     $14.85     $10.34     $10.56  $10.07
 Number of units outstanding at end of period . . . .   1,278,296  1,119,634    806,752    733,336    547,498   3,540


 HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH
 Unit value at beginning of period. . . . . . . . . .      $14.85     $13.21     $10.17      $9.91     $10.05       -        $10.00
 Unit value at end of period. . . . . . . . . . . . .      $19.74     $14.85     $13.21     $10.17      $9.91  $10.05
 Number of units outstanding at end of period . . . .   1,295,185  1,184,119  1,342,971  1,014,016    830,307  18,906


 ZWEIG ASSET ALLOCATION
 Unit value at beginning of period. . . . . . . . . .      $15.23     $13.44     $11.23     $11.33      $9.99       -        $10.00
 Unit value at end of period. . . . . . . . . . . . .      $18.32     $15.23     $13.44     $11.23     $11.33   $9.99
 Number of units outstanding at end of period . . . .   2,107,245  2,434,199  2,541,023  2,558,692   1,518,39  11,385


 ZWEIG EQUITY (SMALL CAP)
 Unit value at beginning of period. . . . . . . . . .      $14.71     $12.58     $10.53     $10.74          -       -        $10.00
 Unit value at end of period. . . . . . . . . . . . .      $18.15     $14.71     $12.58     $10.53     $10.74       -
 Number of units outstanding at end of period . . . .     592,060    592,469    587,830    567,827    425,500       -


 BT EAFE-Registered Trademark- EQUITY INDEX
 Unit value at beginning of period. . . . . . . . . .                      -          -          -          -       -        $10.00
 Unit value at end of period. . . . . . . . . . . . .       $9.42
 Number of units outstanding at end of period . . . .      19,652


 BT EQUITY 500 INDEX
 Unit value at beginning of period. . . . . . . . . .                      -          -          -          -       -        $10.00
 Unit value at end of period. . . . . . . . . . . . .      $10.16
 Number of units outstanding at end of period . . . .     224,706


 BT SMALL CAP INDEX
 Unit value at beginning of period. . . . . . . . . .                      -          -          -          -       -        $10.00
 Unit value at end of period. . . . . . . . . . . . .       $9.44
 Number of units outstanding at end of period . . . .      70,238


 VIP EQUITY INCOME
 Unit value at beginning of period. . . . . . . . . .                      -          -          -          -       -        $10.00
 Unit value at end of period. . . . . . . . . . . . .      $10.06
 Number of units outstanding at end of period . . . .     155,520


 VIP II CONTRAFUND
 Unit value at beginning of period. . . . . . . . . .                      -          -          -          -       -        $10.00
 Unit value at end of period. . . . . . . . . . . . .       $9.73
 Number of units outstanding at end of period . . . .     129,361


 VIP III GROWTH & INCOME
 Unit value at beginning of period. . . . . . . . . .                      -          -          -          -       -        $10.00
 Unit value at end of period. . . . . . . . . . . . .      $10.24
 Number of units outstanding at end of period . . . .     119,576


 VIP III GROWTH OPPORTUNITIES
 Unit value at beginning of period. . . . . . . . . .                      -          -          -          -       -        $10.00
 Unit value at end of period. . . . . . . . . . . . .      $10.26
 Number of units outstanding at end of period . . . .      78,180


                                                                                         YEAR ENDED DECEMBER 31


                                                              1997       1996       1995      1994       1993      1992  INCEPTION*
                                                              ----       ----       ----      ----       ----      ----  ----------

 JANUS ASPEN CAPITAL APPRECIATION
 Unit value at beginning of period. . . . . . . . . .                       -          -         -          -         -      $10.00
 Unit value at end of period. . . . . . . . . . . . .         $9.47
 Number of units outstanding at end of period . . . .        92,194


 JANUS ASPEN BALANCED
 Unit value at beginning of period. . . . . . . . . .                       -          -         -          -         -      $10.00
 Unit value at end of period. . . . . . . . . . . . .         $9.95
 Number of units outstanding at end of period . . . .     5,661,088


 JANUS ASPEN WORLDWIDE GROWTH
 Unit value at beginning of period. . . . . . . . . .                       -          -         -          -         -      $10.00
 Unit value at end of period. . . . . . . . . . . . .         $9.47
 Number of units outstanding at end of period . . . .       151,721


 JANUS ASPEN MONEY MARKET
 Unit value at beginning of period. . . . . . . . . .                       -          -         -          -         -      $10.00
 Unit value at end of period. . . . . . . . . . . . .        $10.08
 Number of units outstanding at end of period . . . .       634,249


 J.P. MORGAN INTERNATIONAL OPPORTUNITIES
 Unit value at beginning of period. . . . . . . . . .                       -          -         -          -         -      $10.00
 Unit value at end of period. . . . . . . . . . . . .         $9.28
 Number of units outstanding at end of period . . . .        41,664


 J.P. MORGAN BOND
 Unit value at beginning of period. . . . . . . . . .                       -          -         -          -         -      $10.00
 Unit value at end of period. . . . . . . . . . . . .        $10.19
 Number of units outstanding at end of period . . . .       418,029


 MORGAN STANLEY ASIAN EQUITY
 Unit value at beginning of period. . . . . . . . . .                       -          -         -          -         -      $10.00
 Unit value at end of period. . . . . . . . . . . . .         $8.46
 Number of units outstanding at end of period . . . .       484,093


 MORGAN STANLEY EMERGING MARKETS DEBT
 Unit value at beginning of period. . . . . . . . . .                       -          -         -          -         -      $10.00
 Unit value at end of period. . . . . . . . . . . . .         $9.23
 Number of units outstanding at end of period . . . .       653,365


 MORGAN STANLEY HIGH YIELD
 Unit value at beginning of period. . . . . . . . . .                       -          -         -          -         -      $10.00
 Unit value at end of period. . . . . . . . . . . . .        $10.11
 Number of units outstanding at end of period . . . .        69,823


 MORGAN STANLEY U.S. REAL ESTATE
 Unit value at beginning of period. . . . . . . . . .                       -          -         -          -         -      $10.00
 Unit value at end of period. . . . . . . . . . . . .        $10.15
 Number of units outstanding at end of period . . . .        67,357
 ----------------------------------------------------------------------------------------------------------------------------------

*The unit value for each Variable Account Option at inception is $10.00. The inception date for the Harris Bretall Sullivan & Smith Equity Growth Option is December 8, 1992. The inception date for the Zweig Asset Allocation, Scudder Kemper Value and Zweig Equity Options is December 14, 1992. The inception date for the EAFE-Registered Trademark- Equity Index, Equity 500 Index, Small Cap Index, VIP Equity-Income, VIP II Contrafund, VIP III Growth & Income, VIP III Growth Opportunities, Janus Aspen Capital Appreciation, Janus Aspen Balanced, Janus Aspen Worldwide Growth, Janus Aspen Money Market, J.P.Morgan International Opportunities, J.P. Morgan Bond, Morgan Stanley Asian Equity, Morgan Stanley Emerging Markets Debt, Morgan Stanley High Yield, and Morgan Stanley U.S. Real Estate Options is October 1, 1997. The inception date for the Select Ten Plus Divisions is May 1, 1998.

               ILLUSTRATION OF A MARKET VALUE ADJUSTMENT


               Contribution:  $50,000.00

               GRO Account duration:         7 Years

               Guaranteed Interest Rate:     5% Annual Effective Rate


The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. Contingent withdrawal charges don't apply to transfers.



The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for these examples that you haven't made any prior partial withdrawals or transfers.



The Market Value Adjustment will be based on the rate we are crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we don't declare a rate for the exact time remaining, we'll use a formula to find the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge, which would be calculated separately.


EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:


A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and at that time, and that we're crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:


                            48/12                      48/12
     -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

     -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

     $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $52,188.58 = $57,881.25 - $3,192.67 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     $5,788.13 = $57,881.25 X .10

     Free Amount = $5,788.13

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

     - $783.91 = -0.0551589 X $14,211.87

The withdrawal charge would be:

     $789.25 = [($14,211.87+ $783.91)/(1 - .05)] - ($14,211.87+ 783.91)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,573.16 = $20,000.00 + $783.91 + $789.25

The ending Account Value would be:

     $36,308.09 = $57,881.25 - $21,573.16

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:


An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we're crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                          48/12                   48/12
     .0290890 = [(1 + .05)     / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $57,064.96 = $57,881.25 + $1,683.71 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

                  Free Amount =    $ 5,788.13

           Non-Free Amount =    $14,211.87

     The Market Value Adjustment would be:

          $413.41 = .0290890 X $14,211.87

     The withdrawal charge would be:

          $726.23 = [($14,211.87 - $413.41)/(1 - .05)] - ($14,211.87 - $413.41)

     Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

          $20,312.82 = $20,000.00 - $413.41 + $726.23

     The ending Account Value would be:

          $37,568.43 = $57,881.25 - $20,312.82

     Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below your premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.


     The above examples will be adjusted to comply with applicable state regulation requirements for contracts issued in certain states.

                        STATEMENT OF ADDITIONAL INFORMATION


                                    MAY 1, 1999


                                        FOR

                               PINNACLE (version III)

                         FLEXIBLE PREMIUM VARIABLE ANNUITY

                                     ISSUED BY

                          INTEGRITY LIFE INSURANCE COMPANY

                                        AND

                       FUNDED THROUGH ITS SEPARATE ACCOUNT II

                              AND SEPARATE ACCOUNT TEN



                                 TABLE OF CONTENTS



                                                                                    Page
Part 1 - Integrity and Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Part 2 - Distribution of the Contracts. . . . . . . . . . . . . . . . . . . . . . . . 3
Part 3 - Investment Restrictions and Policies of the Select Ten Plus Divisions. . . . 3
Part 4 - Management of Separate Account Ten . . . . . . . . . . . . . . . . . . . . . 5
Part 5 - Portfolio Transactions and Brokerage . . . . . . . . . . . . . . . . . . . . 7
Part 6 - Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Part 7 - Determination of Accumulation Unit Values. . . . . . . . . . . . . . . . . .16
Part 8 - Determination of Annuity Unit Values . . . . . . . . . . . . . . . . . . . .16
Part 9 - Tax-Favored Retirement Programs. . . . . . . . . . . . . . . . . . . . . . .17
Part 10 - Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . .20



This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1999. For definitions of special terms used in the SAI, please refer to the prospectus.



A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity Life Insurance Company is an Ohio stock life insurance company that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account II and Separate Account Ten, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation that's a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation that's a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.

ARM is 100% publicly owned, trading on the New York Stock Exchange (NYSE). No one has the direct or indirect power to control ARM, except power he or she may have by virtue of his or her capacity as a director or executive officer of ARM; no individual beneficially owns more than 5% of the common shares.

Since 1994, ARM has provided substantially all of the services required to be performed on behalf of Separate Account II. Total fees paid to ARM by Integrity for management services, including services applicable to Separate Account II, in 1996 were $13,823,048 and in 1997 were $19,307,552.

Integrity is the custodian for the shares of Portfolios owned by Separate Account II. Investors Fiduciary Trust Company is the custodian for the shares of stocks owned by Separate Account Ten. The shares are held in book-entry form. Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

Under prior management, Integrity was subject to a consent order in the State of Florida that precluded it from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity was able to comply with the investment limitations of the State of Florida. A request for full relief from the consent order was granted by the Florida Department of Insurance on November 4, 1994.

On April 1, 1996, Integrity bought for its own account approximately 478,900 shares of the J.P. Morgan Bond Option, at net asset value, for a total purchase price of $5.1 million, for the purpose of "seeding" the Option. Integrity intends to redeem its shares on a dollar-for-dollar basis to the extent, and at the same time as, the Options have sales to policyholders. As of December 31, 1997, the shares of the Option purchased by Integrity made up approximately 24.5% of the outstanding shares of the Option. Integrity will vote its shares in the same proportion as other shareholders of the Option.

On October 1, 1997, Integrity bought for its own account approximately 1,000,000 shares of the BT Equity 500 Option, at net asset value, for a total purchase price of $10 million, for the purpose of "seeding" the Option. Integrity intends to redeem its shares on a dollar-for-dollar basis to the extent the Options have sales to policyholders. As of December 31, 1997, the shares of the Option purchased by Integrity made up approximately 74.1% of the outstanding shares of the Option. Integrity will vote its shares in the same proportion as other shareholders of the Option.

PART 2 - DISTRIBUTION OF THE CONTRACTS


ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.



We generally pay a maximum distribution allowance of 7.5% of initial contributions, plus .50% trail commission paid on Account Value after the eighth Contract Year. The amount of distribution allowances paid was $1,570,251, for the year ending December 31, 1997, $617,264, for the year ending December 31, 1996, $937,352, for the year ending December 31, 1995 and $6,200,036 for the year ending December 31, 1994. Distribution allowances weren't retained by ARM Securities during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.


PART 3 - INVESTMENT RESTRICTIONS AND POLICIES OF THE SELECT TEN PLUS DIVISIONS

INVESTMENT RESTRICTIONS


The investment objective of each Division is to seek total return. The Divisions' investment strategy, objective and policies are described in Part II of the prospectus under the captions "Investment Strategy" and "Investment Objective and Policies." The following are the Divisions' fundamental investment limitations, which can't be changed without shareholder approval.


Each Division:


1. May not borrow money, except that each Division may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).


2. May not issue senior securities, except as permitted under the 1940 Act. May not act as an underwriter of another issuer's securities, except to the extent that the Divisions may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.


3. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.


4. May not make loans if, as a result, more than 33 1/3% of that Division's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.



5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this won't prohibit the Divisions from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).


The following are the Divisions' non-fundamental operating policies, which may be changed by the Board of Managers of the Divisions without shareholder approval.

Each Division may not:

1. Sell securities short, unless the Division owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Division may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


Except for the fundamental investment limitations listed above and the Divisions' investment objective, the other investment policies described in the prospectus and this SAI aren't fundamental and may be changed with the approval of the Divisions' Board of Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Divisions' assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Divisions' assets won't be considered a violation of that restriction.


INVESTMENT POLICIES AND TECHNIQUES


The following information supplements the discussion of the Divisions' investment strategy, objective, policies and techniques that are described in
Part II of the prospectus under the captions "Investment Strategy," "Investment Objective and Policies" and "Risk Factors."



LENDING OF PORTFOLIO SECURITIES. Each Division is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser determine are qualified, but only when the borrower maintains with the Divisions' custodian bank collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Division is authorized to lend, the Divisions don't presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Divisions will retain authority to terminate any loans at any time. The Divisions may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Divisions will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Divisions will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Divisions' interest.



REPURCHASE AGREEMENTS. The Divisions may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Division buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Divisions' ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Division enters into repurchase agreements to evaluate those risks. The Divisions may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

PART 4 - MANAGEMENT OF SEPARATE ACCOUNT TEN

BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN


The business and affairs of Separate Account Ten are managed under the direction of a Board of Managers, currently consisting of four (4) members, or Managers, according to a set of rules adopted by the Board of Managers called "Rules and Regulations of Separate Account Ten". The Board of Managers has responsibility for the investment management related operations of Separate Account Ten and matters arising under the 1940 Act. The Board of Managers doesn't have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are Integrity's responsibility. The day-to-day operations of Separate Account Ten are the responsibility of its officers. The names, addresses, and ages of the Managers and the officers of Separate Account Ten, together with information as to their principal business occupations during the past five years, are listed below.



Name, Age, and Address
of Manager                   Principal Occupation(s) During Past 5 Years
----------------------       -------------------------------------------
John R. Lindholm (49)*       President of Integrity and Vice President-Chief
515 West Market Street       Marketing Officer of National Integrity since
Louisville, KY 40202         November 26, 1993; Executive Vice President-Chief
                             Marketing Officer of ARM Financial Group, Inc. since
                             July 27, 1993; since March 1992 Chief Marketing
                             Officer of Analytical Risk Management L.P. From June
                             1990 to February 1992, Chief Marketing Officer and a
                             Managing Director of the ICH Capital Management
                             Group, ICH Corporation, Louisville, Kentucky; prior
                             thereto, Chief Marketing Officer and Managing
                             Director for Capital Holding Corporation's
                             Accumulation and Investment Group.  Director of the
                             mutual funds in the State Bond Group of mutual funds
                             from June 1995 to December 1996.

John Katz (59)               Investment banker since January 1991; Chairman and
10 Hemlock Road              chief Executive Officer, Sam's Restaurant Group, Inc.
Hartsdale, NY 10530          (a restaurant holding company), from June 1991 to
                             August 1992; Executive Vice President (from January
                             1989 to January 1991) and Senior Vice President (from
                             December 1985 to January 1989), Equitable Investment
                             Corporation (an indirect wholly-owned subsidiary of
                             The Equitable Life Assurance Society of the United
                             States, through which it owned and managed its
                             investment operations).  Director of the mutual funds
                             in the State Bond Group of mutual funds from June
                             1995 to December 1996.

William B. Faulkner (70)     Director since November 1996.  President, William
240 East Plato Blve.         Faulkner & Associates (business and institutional
St. Paul, MN 55107           adviser), since 1986; Consultant to American Hoist &
                             Derrick Company (construction equipment
                             manufacturer), from 1986 to 1989; prior thereto, Vice
                             President and Assistant to the President, American
                             Hoist & Derrick Company.  Director of the mutual
                             funds in the State Bond Group of mutual funds from
                             June 1995 to December 1996.

Chris LaVictoire Mahai (43)  President, clavm, inc. (a firm that provides
425 Portland Avenue          consulting, project management and infomediary
Minneapolis, MN 55488        services to organizations interested in creating and
                             implementing innovative business, community and
                             marketplace strategies and initiatives); Poynter
                             Fellow, the Poynter Institute for Media Studies;
                             Board Member (Cowles Media) Star Tribune Foundation,
                             from September, 1992 to June, 1998; Senior Vice
                             President, Cowles Media Company/Star Tribune, from
                             August, 1993 to June 1998; Director of the mutual
                             funds in the State Bond Group of mutual funds, June
                             1984 to December 1996.




* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his position with ARM Financial Group, Inc.

THE INVESTMENT ADVISER


Integrity Capital Advisors is the investment adviser to Separate Account Ten under an investment advisory agreement. Integrity Capital Advisors is a wholly owned subsidiary of ARM and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.



Subject to the direction of the Board of Managers, Integrity Capital Advisors is responsible for providing all supervisory and management services reasonably necessary for the operation of Separate Account Ten other than those investment advisory services performed by the sub-adviser. These services include, but aren't limited to, (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for Separate Account Ten, (ii) providing Separate Account Ten, at Integrity Capital Advisor's expense, with the services of a adequate competent staff to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of Separate Account Ten, (iii) making its officers and employees available to the Board of Managers and officers of Separate Account Ten for consultation and discussions regarding the supervision and administration of Separate Account Ten, (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by Separate Account Ten of such books and records as may be required by applicable federal or state law, (v) preparing or supervising the preparation by third parties approved by Separate Account Ten of all federal, state and local tax returns and reports of Separate Account Ten required by applicable law, (vi) preparing, filing and arranging for the distribution of proxy materials and periodic reports to Owners as required by applicable law,
(vii) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (viii) taking such other action with respect to Separate Account Ten as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies, and (ix) providing Separate Account Ten, at Integrity Capital Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement. Other responsibilities of Integrity Capital Advisors are described in the prospectus.



Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Division's assets and the purchase and sale of securities for the Divisions if at any time a sub-adviser isn't engaged to manage the Divisions' assets. If that should occur, Integrity Capital Advisors will be entitled to a fee that would otherwise be paid to the sub-adviser. This fee would be in addition to its usual compensation for services as investment adviser. The Divisions pay Integrity Capital Advisors a monthly fee based on an annual rate of .50% of the Division's average daily net assets. Integrity Capital Advisors will pay a portion of those fees to National Asset Management Corporation (NATIONAL ASSET) for its services under the sub-advisory agreement at an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Integrity Capital Advisers has guaranteed a minimum sub-advisory fee of $25,000 to National Asset during the Divisions' first year of operations.


Integrity Capital Advisors has agreed to reimburse the Divisions for operating expenses (excluding management fees) above an annual rate of .35% of average net assets for the Divisions. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 1998.

THE SUB-ADVISER


National Asset is the sub-adviser to the Divisions and in that capacity provides investment advisory services for the Divisions including security selection. Under the supervision of the Board of Managers and Integrity Capital Advisors, National Asset will provide a continuous investment program for the Divisions and will determine the composition of its assets, including determinations about the purchase, retention and sale of securities, cash and other investments contained in the Division's portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Division's assets. National Asset will receive a monthly fee for its services based on an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Integrity Capital Advisers has guaranteed a minimum sub-advisory fee of $25,000 to National Asset during the Divisions' first year of operations.

PART 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE

National Asset makes investment decisions for the Divisions, under the supervision of the Board of Managers of Separate Account Ten and Integrity Capital Advisors. National Asset has investment advisory clients other than the Divisions. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in that security are, as much as possible, allocated between the clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating these transactions, the various allocation methods used by National Asset, and the results of those allocations, are subject to the periodic review by Integrity Capital Advisors and the Board of Managers of Separate Account Ten.

National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Divisions through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Divisions, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In making purchases and sales of securities on U.S. stock exchanges for the Divisions, National Asset may pay higher commission rates than the lowest available when National Asset believes there is value in doing so in the form of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and National Asset may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the advisers' clients. Consistent with this practice, National Asset may receive research services for the Divisions from many broker-dealers with which National Asset places the Divisions' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients (including the Divisions), although not all of these services are necessarily useful and of value in managing the Divisions. The sub-advisory fee paid by Integrity Capital Advisors to National Asset isn't reduced because National Asset and its affiliates receive such services.

Section 28(e) of the Securities Exchange Act of 1934, allows National Asset to cause the Divisions to pay a broker-dealer a disclosed commission for handling a securities transaction for the Divisions that is more than the commission that another broker-dealer would have charged for the same transaction because of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody).

National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may be paid for handling portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker that isn't an "associated person" of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive payment. The sub-advisory agreement provides that National Asset may retain compensation on transactions effected for the Divisions in accordance with the terms of these rules.

SEC rules further require that commissions paid to an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission". The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time". The Board of Managers has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with National Asset and will review these procedures periodically.

PART 6 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its units in advertisements or in other information furnished to shareholders. The Janus Aspen Money Market Option may also from time to time include the Yield and Effective Yield of its units in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there is no guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Total returns may be shown at the same time that don't take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.


Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return and for three years except total return will assume an initial investment of $60,000 and won't reflect the deduction of any applicable contingent withdrawal charge, which, if reflected, would decrease the level of performance shown. The contingent withdrawal charge isn't reflected because the contracts are designed for long
term investment.   We use an assumed initial investment of $60,000 because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge. For purposes of determining these investment results, the actual investment performance of each fund is reflected as of the date each fund commenced operations, although the Contracts weren't available at that time.


An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because the performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror the actual performance, even though the end result will be the same. Investors should realize that the Option's performance isn't constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to
                              n
the following formula: P(1+T) = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the Janus Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                            365/7
                Effective Yield = {(Base Period Return) + 1)     } - 1

                                                                                     SEC STANDARDIZED     ALL FIGURES ARE UNAUDITED.
                                                                                  AVERAGE ANNUAL RETURN (1)
                                                                    --------------------------------------------------------------
       FOR THE PERIOD ENDING:  12/31/97                  ACCOUNT
VARIABLE OPTIONS                                         INCEPTION                                                        LIFE OF
                                                         DATE (2)           1 YEAR          5 YEAR         10 YEAR        ACCOUNT
BT Insurance Funds Trust - Eafe Equity Index             10/22/97            N/a              N/a             N/a          X.xx%
BT Insurance Funds Trust - Equity 500 Index              10/1/97             N/a              N/a             N/a          X.xx
BT Insurance Funds Trust - Small Cap Index               10/7/97             N/a              N/a             N/a          X.xx
Fidelity's Vip Equity-income                             10/2/97             N/a              N/a             N/a          X.xx
Fidelity's Vip Ii Contrafund                             10/2/97             N/a              N/a             N/a          X.xx
Fidelity's Vip Iii Growth & Income                       10/2/97             N/a              N/a             N/a          X.xx
Fidelity's Vip Iii Growth Opportunities                  10/2/97             N/a              N/a             N/a          X.xx
Harris Bretall Sullivan & Smith Equity Growth            12/7/92            25.92            14.47            N/a          14.03
Janus Aspen Series Balanced                              10/9/97             N/a              N/a             N/a          X.xx
Janus Aspen Series Capital Appreciation                  10/10/97            N/a              N/a             N/a          X.xx
Janus Aspen Series Worldwide Growth                      10/2/97             N/a              N/a             N/a          X.xx
JP Morgan Bond                                           10/2/97             N/a              N/a             N/a          X.xx
JP Morgan International Opportunities                    10/2/97             N/a              N/a             N/a          X.xx
Morgan Stanley Asian Equity                              10/22/97            N/a              N/a             N/a          X.xx
Morgan Stanley Emerging Markets Debt                     10/3/97             N/a              N/a             N/a          X.xx
Morgan Stanley High Yield                                10/16/97            N/a              N/a             N/a          X.xx
Morgan Stanley U.s. Real Estate                          10/16/97            N/a              N/a             N/a          X.xx
Scudder Kemper Value                                     12/21/92           21.71            18.44            N/a          18.20
Zweig Asset Allocation                                   12/14/92           13.30            12.88            N/a          12.38
Zweig Equity (Small Cap)                                 1/4/93             16.42             N/a             N/a          12.19
Select Ten plus                                           N/a                N/a              N/a             N/a           N/a


(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment over the period indicted. The performance figures reflect the deduction of mortality and expense and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if any owner terminated the policy at the end of the period, but exclude deductions for applicable premium tax charges. Surrender charges are 8% in year one, declining 1% annually in years one through seven, 0% thereafter.
(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year aren=t annualized.
(3) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore doesn't take withdrawal charges into consideration.

(4)  Italicized returns are calculated from the inception date through year-end.
(5) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.

                   FOR THE PERIOD ENDING: 12/31/97                               PLEASE SEE PRIOR PAGE FOR FOOTNOTES 3, 4 AND 5

                RETURNS WITHOUT SURRENDER CHARGES (3)

                                                                             CUMULATIVE TOTAL RETURN         AVERAGE ANNUAL RETURN
                                                                             -----------------------         ---------------------
                                                                 FUND                                    LIFE OF
                                                              INCEPTION
              VARIABLE OPTIONS                                 DATE (5)    3 YEAR    5 YEAR    10 YEAR    FUND    1 YEAR    3 YEAR
              BT Insurance Funds Trust - EAFE Equity Index     6/21/96       n/a       n/a        n/a     1.35%    0.40%      n/a
               BT Insurance Funds Trust - Equity 500 Index     12/31/92    101.61    104.29       n/a    104.29    26.76     26.33
                BT Insurance Funds Trust - Small Cap Index     8/13/96       n/a       n/a        n/a     37.32    23.98      n/a
                              Fidelity's VIP Equity-Income     10/9/86      90.98    134.04     309.79   299.24    26.38     24.07
                              Fidelity's VIP II Contrafund      1/3/95       n/a       n/a        n/a    101.88    22.47      n/a
                        Fidelity's VIP III Growth & Income     12/31/96      n/a       n/a        n/a     28.34    28.34      n/a
                   Fidelity's VIP III Growth Opportunities      1/3/95       n/a       n/a        n/a     95.57    28.20      n/a
             Harris Bretall Sullivan & Smith Equity Growth     12/7/92      94.14     96.52       n/a     97.41    32.92     24.75
                               Janus Aspen Series Balanced     9/13/93      69.95      n/a        n/a     80.52    20.45     19.34
                   Janus Aspen Series Capital Appreciation      5/1/97       n/a       n/a        n/a     25.46     n/a       n/a
                       Janus Aspen Series Worldwide Growth     9/13/93      92.74      n/a        n/a    129.01    20.51     24.45
                                            JP Morgan Bond      1/3/95       n/a       n/a        n/a     22.49     7.47      n/a
                     JP Morgan International Opportunities      1/3/95       n/a       n/a        n/a     24.41     4.01      n/a
                               Morgan Stanley Asian Equity     12/31/91    -39.30      1.86       n/a     26.80   -43.37    -15.33
                      Morgan Stanley Emerging Markets Debt      2/1/94     116.32      n/a        n/a     64.68    15.74     29.33
                                 Morgan Stanley High Yield     8/31/92      52.60     70.14       n/a     70.91    11.24     15.13
                           Morgan Stanley U.S. Real Estate     1/31/95       n/a       n/a        n/a    102.09    22.89      n/a
                                      Scudder Kemper Value     12/21/92    126.99    133.10       n/a    134.73    28.71     31.42
                                    Zweig Asset Allocation     12/14/92     63.24     83.27       n/a     83.24    20.30     17.75
                                  Zweig Equity (Small Cap)      1/4/93      72.44      n/a        n/a     81.52    23.42     19.92
                                           Select Ten Plus                   n/a       n/a        n/a      n/a      n/a       n/a

                                                                                                        ALL FIGURES ARE UNAUDITED.


                                                                  AVERAGE
                                                                ANNUAL RETURN        CALENDAR YEAR RETURN(4)
                                                              -----------------      -----------------------
                                                                                LIFE OF

              VARIABLE OPTIONS                                5 YEAR   10 YEAR   FUND     1993     1994    1995     1996    1997
              BT Insurance Funds Trust - EAFE Equity Index      n/a      n/a     0.88%     n/a      n/a     n/a      0.94%   0.40%
               BT Insurance Funds Trust - Equity 500 Index     15.36     n/a    15.36     4.55    -3.08    32.15    20.35   26.76
                BT Insurance Funds Trust - Small Cap Index      n/a      n/a    25.78      n/a      n/a     n/a     10.76   23.98
                              Fidelity's VIP Equity-Income     18.54    15.15   13.12    16.70     5.01    34.05    12.73   26.38
                              Fidelity's VIP II Contrafund      n/a      n/a    26.46      n/a      n/a    37.86    19.57   22.47
                        Fidelity's VIP III Growth & Income      n/a      n/a    28.36      n/a      n/a     n/a      n/a    28.34
                   Fidelity's VIP III Growth Opportunities      n/a      n/a    25.12      n/a      n/a    30.76    16.67   28.20
             Harris Bretall Sullivan & Smith Equity Growth     14.47     n/a    14.37    -1.38     2.64    29.93    12.42   32.92
                               Janus Aspen Series Balanced      n/a      n/a    14.73     6.77     -.51    23.11    14.60   20.45
                   Janus Aspen Series Capital Appreciation      n/a      n/a    40.43      n/a      n/a     n/a      n/a    25.46
                       Janus Aspen Series Worldwide Growth      n/a      n/a    21.26    18.62      .17    25.66    27.28   20.51
                                            JP Morgan Bond      n/a      n/a     7.01      n/a      n/a    13.36      .54    7.47
                     JP Morgan International Opportunities      n/a      n/a     7.57      n/a      n/a     7.16    11.62    4.01
                               Morgan Stanley Asian Equity       .37     n/a     4.04   102.53   -17.14     5.21     1.88  -43.37
                      Morgan Stanley Emerging Markets Debt      n/a      n/a    13.60      n/a   -23.87    25.75    48.64   15.74
                                 Morgan Stanley High Yield     11.21     n/a    10.57    18.31    -5.76    21.29    13.10   11.24
                           Morgan Stanley U.S. Real Estate      n/a      n/a    27.29      n/a     n/a     19.58    37.53   22.89
                                      Scudder Kemper Value     18.44     n/a    18.50     4.86    -2.07    43.65    22.78   28.71
                                    Zweig Asset Allocation     12.88     n/a    12.75    13.32     -.92    19.75    13.32   20.30
                                  Zweig Equity (Small Cap)      n/a      n/a    12.70     7.38    -1.97    19.54    16.87   23.42
                                           Select Ten Plus      n/a      n/a     n/a       n/a      n/a     n/a      n/a     n/a

PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (LIPPER) or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally don't reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.



Each Option may, from time to time, also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGE'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.



The performance figures described above may also be used to compare the performance of an Option's units against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:



The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the total market value of 500 stocks compared to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 381 industrial, 37 utility, 11 transportation and 71 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.


The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.


The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues aren't included in the Lehman Government Index.



The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.


The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.


The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and doesn't include income.



The NASDAQ Industrial Index is composed of more than 3,000 industrial issues.
It is a value-weighted index calculated on price change only and doesn't include income.


The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German Deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.


The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.


The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.


In reports or other communications to shareholders, the Funds may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by Integrity or any of the sub-advisers derived from such indices or averages.



For those Variable Account Options which haven't been investment divisions within the Separate Accounts for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance those Options would have achieved (reduced by the applicable charges) if they had been investment divisions within the Separate Accounts for the period quoted.


INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS


Integrity may, from time to time, use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. These illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We can republish figures independently provided by Morningstar or any similar agency or service.


PART 7 - DETERMINATION OF ACCUMULATION UNIT VALUES


The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options other than the Janus Money Market Option, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. For the Janus Money Market Option, accumulation unit value is computed by dividing the value of the investments and other assets minus liabilities by the number of units outstanding. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.


PART 8 - DETERMINATION OF ANNUITY UNIT VALUES

The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% or 3.5% a year. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

* .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or

* .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.


All certificates have a 5% assumed base rate, except in states where that rate isn't permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:


Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same. Each of the first three monthly payments will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where Integrity's current annuity rates are used, contributions in the current and five prior participation years will qualify for Integrity's current individual annuity rates applicable to funds derived from sources outside Integrity. The balance of the proceeds will qualify for Integrity's current individual annuity rates for payment of proceeds.


The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day together with any non-business day or consecutive non-business day immediately preceding such business day will constitute a valuation period.

ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.


You can't surrender or redeem period certain life annuities and life income annuities once annuity payments begin. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date Integrity receives a written request for lump sum payment of remaining values. Assets held in each of the Separate Accounts are at least equal to all statutory reserves required for such Separate Account.



Part 9 - TAX-FAVORED RETIREMENT PROGRAMS



The contracts described in this Prospectus may be used in connection with certain tax-favored retirement programs, for groups and for individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.



TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES



Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who hasn't reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are limited on the amount that may be contributed, the persons who may be eligible, and the time when distributions may begin. An individual may also roll over amounts distributed from another Traditional IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are limited on the amount that may be contributed, the persons who are eligible to contribute, and the time when tax-favored distributions may begin. An individual may also roll over amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract that apply to Roth IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we don't issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by employees of public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract isn't intended to accept other than employee contributions. Such contributions aren't counted as part of the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). The Code also sets forth additional restrictions governing such items as transferability, distributions and withdrawals. An employee under this type of plan should consult a tax adviser as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to also establish tax-favored retirement plans for themselves and their employees. Tax-favored retirement plans may permit the purchase of the contract to provide benefits under the plans. Employers intending to use the contract in connection with tax-favored plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity doesn't administer these types of plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g) provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Loans to employees may be permitted under such plans; however, a Section 457 plan isn't required to allow loans. Contributions to a contract in connection with an eligible government plan are limited. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity doesn't administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMs

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners and Traditional IRA holders, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution of minimum amounts from Roth IRAs when the Owner reaches age 70-1/2.

Distributions from a tax-favored plan (not including a Traditional IRA or a Roth
IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the payee directs the transfer of the amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the payee doesn't elect to have withholding apply.

We aren't permitted to make distributions from a contract unless you make a request. It's your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules.

This description of the federal income tax consequences of the different types of tax-favored retirement plans that can be funded by the contract is only a brief summary and isn't intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adopting a plan and buying a contract to fund the plan should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.



PART 10 - FINANCIAL STATEMENTS


Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Accounts. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.


The financial statements of the Separate Account II as of December 31, 1997, and for the periods indicated in the financial statements, and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 1997 and 1996 included herein have been audited by Ernst & Young LLP as set forth in their reports. Financial statements of Separate Account Ten aren't included because as of the date of this SAI, Separate Account Ten hadn't yet begun operations.



The financial statements of Integrity should be distinguished from the financial statements of the Separate Accounts and should be considered only as they relate to the ability of Integrity to meet its obligations under the contracts. They shouldn't be considered as relating to the investment performance of the assets held in the Separate Accounts.

                                        PART C

                                  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)       FINANCIAL STATEMENTS INCLUDED IN PART A:


          Part 1 - Financial Information*


          FINANCIAL STATEMENTS INCLUDED IN PART B:

          SEPARATE ACCOUNT II:


          Report of Independent Auditors*
          Statement of Assets and Liabilities as of December 31, 1998* Statement of Operations for the Year Ended December 31, 1998* Statements of Changes in Net Assets for the Years Ended December 31,
                    1998 and 1997*
          Notes to Financial Statements*



          INTEGRITY LIFE INSURANCE COMPANY:



          Report of Independent Auditors*
          Balance Sheets (Statutory Basis) as of December 31, 1998 and 1997* Statements of Income (Statutory Basis) for the Years Ended
                    December 31, 1998 and 1997*
          Statements of Changes in Capital and Surplus (Statutory Basis) for the Years Ended
                    December 31, 1998 and 1997*
          Statements of Cash Flows (Statutory Basis) for the Years Ended
                    December 31, 1998 and 1997*
          Notes to Financial Statements (Statutory Basis)*


(b)       EXHIBITS:

          The following exhibits are filed herewith:

          1. Resolutions of the Board of Directors of Integrity Life Insurance Company (INTEGRITY) and Certification of the Chief Executive Officer authorizing the establishment of Separate Account II, the Registrant. Incorporated by reference from Registrant's Form N-4 registration statement filed on August 24, 1992.

          2.        Not applicable.

          3.(a) Form of Selling/General Agent Agreement between Integrity and Painewebber Incorporated, incorporated by reference to Registrant's Pre-Effective Amendment No. 1 registration statement on Form N-4 filed on November 9, 1992.

          3.(b) Form of Variable Contract Principal Underwriter Agreement with ARM Securities Corporation. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

          4.(a) Form of trust agreement. Incorporated by reference from Registrant's Form N-4 registration statement filed on August 24, 1992.

          4.(b) Form of group variable annuity contract. Incorporated by reference from pre-effective amendment no. 1 to Registrant's Form N-4 registration statement filed on November 9, 1992.
          4.(c) Form of variable annuity certificate. Incorporated by reference from Registrant's N-4 registration statement filed on August 24, 1992.

          4.(d) Form of individual variable annuity contract. Incorporated by reference from pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File No. 33-51270), filed on November 9, 1992.

          4.(e) Forms of riders to certificate for qualified plans. Incorporated by reference from pre-effective amendment no. 1 to Registrant's Form N-4 registration statement filed on November 9, 1992.

          4.(f) Form of rider for use in certain states eliminating the Guarantee Period Options. Incorporated by reference from Form N-4 registration statement (File No. 33-56654).

          4.(g) Alternate form of variable annuity contract for use in certain states. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

          5. Form of application. Incorporated by reference to post-effective amendment no. 1 to Form S-1 registration statement (File No. 33-51270).

          6.(a) Certificate of Incorporation of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 51268), filed on April 28, 1995.

          6.(b) By-Laws of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on April 28, 1995.

          7.(a) Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA). Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on April 28, 1995.

          7.(b) Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

          8. Form of Participation Agreement among Integrity Series Fund, Inc., Integrity Financial Services, Inc. and Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-51268) filed August 24, 1992.


          9. Opinion and Consent of Kevin L. Howard, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-51268) filed October 22, 1997.



          10.       Consents of Ernst & Young LLP.*


          11.       Not applicable.

          12.       Not applicable.

          13. Schedule for computation of performance quotations. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

          14.       Not applicable.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

          Set forth below is information regarding the directors and principal officers of Integrity, the Depositor:

DIRECTORS:

NAME AND PRINCIPAL BUSINESS ADDRESS     POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------     -----------------------------------

Mark A. Adkins                          Director and Operations Control Officer
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH  43085




John R. Lindholm                        Director and President
Integrity Life Insurance Company
515 West Market Street
Louisville, KY  40202


Susan M. McEntire                       Director
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH 43085


John R. McGeeney                        Director
Integrity Life Insurance Company
515 West Market Street
Louisville, KY  40202

William H. Guth                         Director and Product Administration
Officer
Integrity Life Insurance Company
515 West Market Street
Louisville, KY  40202




Martin H. Ruby                          Director, Chairman of the Board and
Integrity Life Insurance Company        Chief Executive Officer
515 West Market Street
Louisville, KY  40202


Paul E. Williams                        Director
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH 43085



SELECTED OFFICERS:  (The business address for each of the principal officers listed below is 515 West Market Street, Louisville, Kentucky 40202.)


NAME AND PRINCIPAL BUSINESS ADDRESS     POSITION AND OFFICES WITH DEPOSITOR


John R. McGeeney                        Executive Vice President, General
                                        Counsel and Secretary


Dennis L. Carr                          Executive Vice President and Chief
                                        Actuary

David E. Ferguson                       Executive Vice President and Chief
                                        Technology Officer

Edward L. Zeman                         Executive Vice President and Chief
                                        Financial Officer







Michael A. Cochran                      Tax Officer

Peter S. Resnik                         Treasurer

Barry G. Ward                           Controller

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH INTEGRITY OR REGISTRANT

          Integrity, the depositor of Separate Account II, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. Integrity owns 100% of stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc., (ARM) a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.


          In June 1997, ARM Financial completed an initial public offering (the "IPO") of 9.2 million shares of common stock, of which 5.75 million shares were sold by ARM Financial and 3.45 million shares were sold by investment funds sponsored by Morgan Stanley, Dean Witter, Discover & Co. (the "MSDW Funds"). Following the IPO, the MSDW Funds owned in the aggregate approximately 53% of the outstanding shares of common stock of ARM Financial. On May 8, 1998, the MSDW Funds sold their entire remaining interest in ARM Financial pursuant to a secondary public offering of shares of common stock. As a result, ARM Financial is 100% publicly owned.



ITEM 27.  NUMBER OF CONTRACT OWNERS


          As of December 31, 1998 there were 5,212 contract owners of Separate Account II of Integrity.


ITEM 28.  INDEMNIFICATION

BY-LAWS OF INTEGRITY.  Integrity's By-Laws provide, in Article V, as follows:

          Section 5.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS. To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

          (a) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          (b) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:

               (1) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

               (2) Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.

          (c) To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

          (d) Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:

               (1) By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

               (2) If the quorum described in division (d)(1) of this Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;

               (3)   By the Shareholders; or

               (4) By the court of common pleas or the court in which such action, suit or proceeding was brought.

          Any determination made by the disinterested Directors under Article
          (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

          (e) (1) Expenses, including attorney's fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:

                    (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;
                    (ii) Reasonably cooperate with the Corporation concerning the action, suit or proceeding.

               (2) Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.

          (f) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

          (g) The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

BY-LAWS OF ARM SECURITIES. ARM Securities' By-Laws provide, in Sections 4.01 and 4.02, as follows:

          SECTION 4.01 INDEMNIFICATION. The Corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

          SECTION 4.02 INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person in such person's official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Corporation would otherwise be required to indemnify the person against the liability.

INSURANCE. The directors and officers of Integrity and ARM Securities are insured under a policy issued by National Union. The total annual limit on such policy is $10 million, and the policy insures the officers and directors against certain liabilities arising out of their conduct in such capacities.

AGREEMENTS. Integrity and ARM Securities, including each director, officer and controlling person of Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Sections 5.2, 5.3 and 5.5 of the Selling/General Agent Agreement and Section 9 of the Form of Variable Contract Principal Underwriter Agreement incorporated as Exhibit 3 to this Registration Statement. Those sections are incorporated by reference into this response. In addition, Integrity and ARM Securities, including each director, officer and controlling person of Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreement incorporated as Exhibits 8(a), 8(b) and 8(c) to this Registration Statement. That article is incorporated by reference into this response. Certain officers and directors of Integrity are officers and directors of ARM Securities (see Item 25 and Item 29 of this Part C).

UNDERTAKING. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a)  ARM Securities is the principal underwriter for Separate Account
               II. ARM Securities also serves as an underwriter for Separate Account I of Integrity, Separate Accounts I and II of National Integrity Life Insurance Company, and The Legends Fund, Inc. Integrity is the Depositor of Separate Accounts II, I, Ten and VUL.

          (b) The names and business addresses of the officers and directors of, and their positions with, ARM Securities are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS     POSITION AND OFFICES WITH ARM SECURITIES

Edward J. Haines                        Director and President
515 West Market Street
Louisville, Kentucky  40202

John R. McGeeney                        Director, Secretary, General Counsel and
515 West Market Street                  Compliance Officer
Louisville, Kentucky  40202

Peter S. Resnik                         Treasurer
515 West Market Street
Louisville, Kentucky  40202

Dale C. Bauman                          Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Robert Bryant                           Vice President
1550 East Shaw #120
Fresno, California  93710

Ronald Geiger                           Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Barry G. Ward                           Controller
515 West Market Street
Louisville, Kentucky  40202

Michael A. Cochran                      Tax Officer
515 West Market Street
Louisville, Kentucky  40202

William H. Guth                         Operations Officer
515 West Market Street
Louisville, Kentucky  40202

David L. Anders                         Marketing Officer
515 West Market Street
Louisville, Kentucky  40202

Robert L. Maddox                        Assistant Secretary
515 West Market Street
Louisville, Kentucky  40202

(c)       Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 515 West Market Street, Louisville, Kentucky 40202.


ITEM 31.  MANAGEMENT SERVICES

          The contract under which management-related services are provided to Integrity is discussed under Part 1 of Part B.


ITEM 32.  UNDERTAKINGS

The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Integrity represents that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

                                      SIGNATURES


          As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on this 14th day of January, 1999.


                                SEPARATE ACCOUNT II OF
                           INTEGRITY LIFE INSURANCE COMPANY
                                     (Registrant)

                        By:  Integrity Life Insurance Company
                                     (Depositor)



                              By:   /s/ John R. Lindholm
                               ----------------------
                                   John R. Lindholm
                                      President



                           INTEGRITY LIFE INSURANCE COMPANY
                                     (Depositor)



                             By:   /s/ John R. Lindholm
                              -----------------------
                                   John R. Lindholm
                                      President

                                      SIGNATURES


          As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 14th day of January, 1999.


                           INTEGRITY LIFE INSURANCE COMPANY
                                     (Depositor)


                              By:   /s/ John R. Lindholm
                               ----------------------
                                   John R. Lindholm
                                      President

          As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



PRINCIPAL EXECUTIVE OFFICER:               /s/ John R. Lindholm
                                        -------------------------------------
                                        John R. Lindholm, President
                                        Date:  01/14/99




PRINCIPAL FINANCIAL OFFICER:               /s/ Edward L. Zeman
                                        -------------------------------------
                                        Edward L. Zeman, Executive Vice
President-
                                         Chief Financial Officer
                                        Date:  01/14/99




PRINCIPAL ACCOUNTING OFFICER:              /s/ Barry G. Ward
                                        -------------------------------------

                                        Barry G. Ward, Controller
                                        Date:  01/14/99


DIRECTORS:


   /s/ Mark A. Adkins                      /s/  Susan M. McEntire
----------------------------            ------------------------------------
Mark A. Adkins                          Susan M. McEntire
Date:  01/14/99                         Date:  01/14/99



   /s/ Paul E. Williams                    /s/ Martin H. Ruby
----------------------------            ------------------------------------
Paul E. Williams                        Martin H. Ruby
Date:  01/14/99                         Date:  01/14/99




   /s/ John R. Lindholm
----------------------------
John R. Lindholm
Date:  01/14/99




   /s/ John McGeeney
----------------------------
John R. McGeeney
Date:  01/14/99




   /s/ William H. Guth
----------------------------
William H. Guth
Date:  01/14/99